UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020—September 30, 2021

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2021
Vanguard Strategic Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2021, Vanguard Strategic Equity Fund returned 47.98%. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 43.85%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers has been one of the keys to the rebound. Stock returns were excellent for the 12-month period, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	The fund’s relative performance was helped most by stock selection in information technology, health care, materials, and financials; it was hurt the most by selection in industrials and communication services.
•	For the 10 years ended September 30, the fund posted an average annual return of nearly 16%. This result was slightly below that of its benchmark index.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard Strategic Equity Fund returned 47.98%. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 43.85%.
Investment environment
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Quick, far-reaching support from policymakers has also been vital to the rebound.
Because the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent. The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned 31.88% for the period. In the United States, where the fund concentrates its investments, small-capitalization stocks outpaced mid- and large-caps, and value stocks returned more than growth stocks.
Investment objective and strategy
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare mid- and small-capitalization U.S. stocks within the same industry group to identify those with characteristics that we believe will outperform over time.
To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on several characteristics, including high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment —market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks. During the period, we added a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns.
Our successes and shortfalls
The fund’s tilt toward attractively valued companies relative to the benchmark contributed the most to performance. Our management decisions submodel also added significantly. Quality was the only submodel that detracted from performance. Eight of the fund’s 11 industry sectors contributed positively on a relative basis. Information technology did the best, primarily because of strong selection in software and semiconductor companies. Health care and materials also added significantly to performance. Industrials, communication services, and energy detracted.

2

At the individual holding level, the portfolio benefited from overweights to SunPower in information technology, GameStop in consumer discretionary, Tenet in health care, MasTec in industrials, and Walker & Dunlop in financials. The greatest shortfalls came from overweights to Meritage Homes in consumer discretionary, Campbell Soup in consumer staples, Veeva Systems in health care, Bandwidth in communication services, and Best Buy in consumer discretionary.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuations and growth characteristics.
We thank you for your investment and look forward to the coming fiscal year.
Portfolio Managers:
Cesar Orosco
Binbin Guo, Principal, Head of Alpha Equity Investments
Vanguard Quantitative Equity Group
October 12, 2021
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2021
Strategic Equity Fund	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,065.30	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Equity Fund	47.98%	13.34%	15.73%	$43,097
MSCI US Small + Mid Cap 2200 Index	43.85	14.96	15.88	43,674
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280
See Financial Highlights for dividend and capital gains information.
6

Strategic Equity Fund
Fund Allocation
As of September 30, 2021
Communication Services	4.1%
Consumer Discretionary	12.7
Consumer Staples	2.5
Energy	4.3
Financials	14.5
Health Care	13.5
Industrials	14.1
Information Technology	17.7
Materials	5.2
Real Estate	7.8
Utilities	3.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (4.0%)
	New York Times Co. Class A	797,702	39,303
*	Liberty Global plc Class C	1,226,325	36,128
	News Corp. Class B	1,254,970	29,153
	Omnicom Group Inc.	354,916	25,717
	News Corp. Class A	923,115	21,721
*	Playtika Holding Corp.	707,301	19,543
*	Take-Two Interactive Software Inc.	102,064	15,725
	TEGNA Inc.	743,240	14,657
*	Yelp Inc. Class A	348,603	12,982
*	Cargurus Inc.	391,027	12,282
*	Discovery Inc. Class C	477,791	11,596
*,1	AMC Entertainment Holdings Inc. Class A	303,709	11,559
*	Liberty Global plc Class A	358,054	10,670
	Interpublic Group of Cos. Inc.	282,748	10,368
	Sinclair Broadcast Group Inc. Class A	306,928	9,723
	ViacomCBS Inc. Class B	218,666	8,639
*	Roku Inc.	24,002	7,521
*	IAC/InterActiveCorp.	51,852	6,756
*	Liberty Media Corp.-Liberty Formula One Class C	83,130	4,274
*	Zillow Group Inc. Class A	30,613	2,712
*	Madison Square Garden Sports Corp.	13,820	2,570
*	ZoomInfo Technologies Inc. Class A	37,978	2,324
*	PubMatic Inc. Class A	68,597	1,807
			317,730
Consumer Discretionary (12.6%)
*	Deckers Outdoor Corp.	132,598	47,762
	Papa John's International Inc.	306,041	38,864
	PulteGroup Inc.	755,093	34,674
	Brunswick Corp.	357,941	34,101
	Darden Restaurants Inc.	224,307	33,976
*	Etsy Inc.	155,167	32,269
	Foot Locker Inc.	669,523	30,570
	Best Buy Co. Inc.	273,319	28,893
	Rent-A-Center Inc.	513,077	28,840
*	AutoNation Inc.	232,117	28,263
	H&R Block Inc.	1,076,319	26,908
	Signet Jewelers Ltd.	323,689	25,558
	Service Corp. International	379,750	22,884
		Shares	Market Value• ($000)
	Gentex Corp.	663,413	21,879
	Travel + Leisure Co.	391,829	21,366
	Polaris Inc.	176,685	21,142
*	Meritage Homes Corp.	202,117	19,605
	Columbia Sportswear Co.	192,974	18,495
	Qurate Retail Inc. Series A	1,681,744	17,137
*	Red Rock Resorts Inc. Class A	313,674	16,066
*	Adient plc	384,353	15,931
	Bath & Body Works Inc.	248,260	15,648
*	Urban Outfitters Inc.	523,139	15,532
	Tempur Sealy International Inc.	314,713	14,606
	Texas Roadhouse Inc. Class A	144,971	13,240
*	Six Flags Entertainment Corp.	295,662	12,566
*	Goodyear Tire & Rubber Co.	692,417	12,256
	Tapestry Inc.	318,002	11,772
*	Abercrombie & Fitch Co. Class A	307,925	11,587
*	Revolve Group Inc.	186,778	11,537
	Kohl's Corp.	243,623	11,472
*	Bloomin' Brands Inc.	448,181	11,205
	Wendy's Co.	508,248	11,019
	Autoliv Inc.	128,082	10,979
*	SeaWorld Entertainment Inc.	195,883	10,836
*	NVR Inc.	2,239	10,734
*	Ulta Beauty Inc.	29,585	10,678
	Shutterstock Inc.	92,305	10,460
*	Victoria's Secret & Co.	176,760	9,768
*	Vail Resorts Inc.	28,798	9,620
*	Scientific Games Corp. Class A	111,651	9,275
*	Crocs Inc.	62,008	8,897
	Macy's Inc.	349,225	7,893
*	Dine Brands Global Inc.	93,332	7,580
*	Dave & Buster's Entertainment Inc.	195,114	7,479
	Wyndham Hotels & Resorts Inc.	95,623	7,381
*	LKQ Corp.	141,142	7,102
*	GameStop Corp. Class A	39,699	6,966
*	Penn National Gaming Inc.	93,684	6,788
	Williams-Sonoma Inc.	37,132	6,585
	Century Communities Inc.	107,068	6,579
*	Brinker International Inc.	131,911	6,470
*	Everi Holdings Inc.	263,859	6,380
8

Strategic Equity Fund
		Shares	Market Value• ($000)
	Winnebago Industries Inc.	86,482	6,266
*	Skyline Champion Corp.	101,984	6,125
	Jack in the Box Inc.	61,109	5,948
*	Under Armour Inc. Class A	288,858	5,829
*	Boyd Gaming Corp.	82,147	5,197
*	Tenneco Inc. Class A	359,622	5,132
*	Tri Pointe Homes Inc.	233,148	4,901
	Group 1 Automotive Inc.	25,662	4,821
*	MarineMax Inc.	98,783	4,793
	Aaron's Co. Inc.	166,515	4,586
*	Bed Bath & Beyond Inc.	257,796	4,453
	Churchill Downs Inc.	17,500	4,201
*	Fossil Group Inc.	343,566	4,071
*	Sleep Number Corp.	42,529	3,976
*	Terminix Global Holdings Inc.	93,537	3,898
	Hibbett Inc.	54,785	3,876
	Carter's Inc.	33,725	3,279
	Ralph Lauren Corp. Class A	28,605	3,176
*	frontdoor Inc.	68,409	2,866
*	Tupperware Brands Corp.	117,461	2,481
*	WW International Inc.	133,568	2,438
*	XPEL Inc.	28,236	2,142
*	PVH Corp.	19,797	2,035
	Buckle Inc.	51,091	2,023
	Big Lots Inc.	46,230	2,005
	Gap Inc.	82,062	1,863
*	Capri Holdings Ltd.	38,369	1,857
	Steven Madden Ltd.	39,752	1,596
	Wolverine World Wide Inc.	53,032	1,582
			993,489
Consumer Staples (2.5%)
*	Darling Ingredients Inc.	607,882	43,707
*	Herbalife Nutrition Ltd.	611,278	25,906
	Bunge Ltd.	228,679	18,596
	Campbell Soup Co.	428,823	17,929
*	TreeHouse Foods Inc.	359,664	14,343
	Ingles Markets Inc. Class A	204,811	13,524
	Medifast Inc.	48,443	9,332
*	BJ's Wholesale Club Holdings Inc.	158,817	8,722
	J M Smucker Co.	56,524	6,785
*	USANA Health Sciences Inc.	72,128	6,650
	Conagra Brands Inc.	155,219	5,257
	Flowers Foods Inc.	204,291	4,827
*	Hain Celestial Group Inc.	104,726	4,480
*	United Natural Foods Inc.	84,239	4,079
*	Pilgrim's Pride Corp.	121,802	3,542
	Ingredion Inc.	29,149	2,595
*	Sprouts Farmers Market Inc.	98,360	2,279
	Lamb Weston Holdings Inc.	29,543	1,813
			194,366
Energy (4.2%)
	APA Corp.	2,400,871	51,451
	Cimarex Energy Co.	500,619	43,654
	Halliburton Co.	1,531,846	33,118
*	Southwestern Energy Co.	5,574,724	30,884
	Targa Resources Corp.	601,406	29,595
	Pioneer Natural Resources Co.	149,840	24,950
	Ovintiv Inc.	582,434	19,150
*	Plains GP Holdings LP Class A	1,239,822	13,359
		Shares	Market Value• ($000)
	Magnolia Oil & Gas Corp. Class A	639,695	11,380
*	Callon Petroleum Co.	207,268	10,173
	Northern Oil and Gas Inc.	463,310	9,915
	PDC Energy Inc.	191,347	9,068
*	Whiting Petroleum Corp.	153,156	8,946
*	Cheniere Energy Inc.	85,431	8,344
	SM Energy Co.	301,836	7,962
	Texas Pacific Land Corp.	4,974	6,015
*	Denbury Inc.	82,406	5,789
	Hess Corp.	52,434	4,096
	Antero Midstream Corp.	258,978	2,699
*	Arch Resources Inc.	28,034	2,600
			333,148
Financials (14.5%)
	KeyCorp.	2,740,720	59,254
	Regions Financial Corp.	2,779,781	59,237
	Fifth Third Bancorp	1,368,354	58,073
	Ally Financial Inc.	1,081,379	55,204
	Primerica Inc.	340,645	52,333
	Synchrony Financial	1,024,328	50,069
	First Horizon Corp.	2,954,250	48,125
	Jefferies Financial Group Inc.	1,207,280	44,826
	Zions Bancorp NA	714,880	44,244
	Walker & Dunlop Inc.	389,052	44,157
	Fidelity National Financial Inc.	898,231	40,726
	SLM Corp.	2,204,999	38,808
	Umpqua Holdings Corp.	1,714,787	34,724
	First American Financial Corp.	480,444	32,214
	Hanover Insurance Group Inc.	203,757	26,411
	Hartford Financial Services Group Inc.	349,580	24,558
	PacWest Bancorp	497,888	22,564
	Navient Corp.	1,132,774	22,350
	Stifel Financial Corp.	285,730	19,418
	Bank OZK	449,870	19,335
	CNO Financial Group Inc.	795,057	18,716
	Prosperity Bancshares Inc.	247,831	17,628
	Globe Life Inc.	188,877	16,816
	Evercore Inc. Class A	121,921	16,297
*	Credit Acceptance Corp.	27,363	16,016
	New York Community Bancorp Inc.	1,236,250	15,911
	Unum Group	633,450	15,874
	Assured Guaranty Ltd.	258,453	12,098
*	PROG Holdings Inc.	269,962	11,341
	Invesco Ltd.	469,680	11,324
*	Brighthouse Financial Inc.	248,369	11,234
	Virtu Financial Inc. Class A	428,839	10,477
	Popular Inc.	124,535	9,673
	Nelnet Inc. Class A	121,261	9,609
	Equitable Holdings Inc.	322,346	9,554
	Comerica Inc.	117,665	9,472
	Cboe Global Markets Inc.	71,590	8,867
	International Bancshares Corp.	210,765	8,776
	Universal Insurance Holdings Inc.	659,073	8,594
	First Hawaiian Inc.	287,643	8,442
	FNB Corp.	675,910	7,854
	OneMain Holdings Inc.	135,493	7,497

9

Strategic Equity Fund
		Shares	Market Value• ($000)
	American Equity Investment Life Holding Co.	253,342	7,491
	Carlyle Group Inc.	155,393	7,347
	Brightsphere Investment Group Inc.	274,542	7,174
	Synovus Financial Corp.	157,706	6,922
	Old Republic International Corp.	237,877	5,502
	Associated Banc-Corp.	245,229	5,253
	Kinsale Capital Group Inc.	28,464	4,603
	Ameris Bancorp	84,899	4,405
	Everest Re Group Ltd.	16,607	4,165
	First BanCorp (XNYS)	308,019	4,051
	PennyMac Financial Services Inc.	63,448	3,879
*	Encore Capital Group Inc.	67,007	3,301
	Loews Corp.	54,785	2,955
	LPL Financial Holdings Inc.	18,635	2,921
*	Upstart Holdings Inc.	7,538	2,385
	White Mountains Insurance Group Ltd.	1,880	2,011
	B Riley Financial Inc.	32,477	1,917
	UMB Financial Corp.	17,924	1,733
			1,136,715
Health Care (13.5%)
*	Charles River Laboratories International Inc.	148,270	61,187
	West Pharmaceutical Services Inc.	127,759	54,239
	Bruker Corp.	625,546	48,855
*	Laboratory Corp. of America Holdings	163,498	46,015
*	DaVita Inc.	393,122	45,704
	Chemed Corp.	87,702	40,792
*	Medpace Holdings Inc.	213,818	40,471
*	Veeva Systems Inc. Class A	128,731	37,096
*	Mettler-Toledo International Inc.	26,207	36,096
*	Incyte Corp.	522,730	35,953
*	IQVIA Holdings Inc.	135,568	32,474
*	ABIOMED Inc.	97,461	31,725
*	Tenet Healthcare Corp.	439,778	29,219
*	Alkermes plc	916,913	28,278
	Cardinal Health Inc.	454,755	22,492
*	Myriad Genetics Inc.	693,834	22,404
*	United Therapeutics Corp.	108,154	19,963
*	Novavax Inc.	80,878	16,767
*	Sarepta Therapeutics Inc.	181,033	16,742
*	10X Genomics Inc. Class A	113,172	16,476
*	Enanta Pharmaceuticals Inc.	274,611	15,601
*	ImmunoGen Inc.	2,539,191	14,397
*	Avantor Inc.	346,552	14,174
*	AMN Healthcare Services Inc.	123,308	14,150
*	Quidel Corp.	91,471	12,911
*	STAAR Surgical Co.	98,811	12,700
*	Hologic Inc.	153,602	11,337
	PerkinElmer Inc.	63,186	10,949
	DENTSPLY SIRONA Inc.	184,082	10,686
*	Corcept Therapeutics Inc.	491,288	9,669
	Universal Health Services Inc. Class B	68,653	9,500
	Cerner Corp.	129,782	9,152
*	CRISPR Therapeutics AG	81,500	9,122
*	Amedisys Inc.	60,883	9,078
		Shares	Market Value• ($000)
*	CareDx Inc.	138,202	8,758
*	Emergent BioSolutions Inc.	163,368	8,180
*	Catalent Inc.	57,236	7,616
*	Bluebird Bio Inc.	397,238	7,591
*,1	Clovis Oncology Inc.	1,679,012	7,488
*	Tandem Diabetes Care Inc.	59,931	7,155
	Bio-Techne Corp.	14,521	7,036
*	LHC Group Inc.	44,360	6,961
	Cooper Cos. Inc.	16,834	6,958
*	MacroGenics Inc.	326,422	6,835
*	Maravai LifeSciences Holdings Inc. Class A	137,957	6,771
*	Endo International plc	1,850,583	5,996
*,1	Intercept Pharmaceuticals Inc.	403,227	5,988
*	MEDNAX Inc.	201,885	5,740
*	ACADIA Pharmaceuticals Inc.	337,674	5,609
*	Globus Medical Inc. Class A	72,973	5,591
	Owens & Minor Inc.	175,267	5,484
*	Exelixis Inc.	256,032	5,413
*	Akebia Therapeutics Inc.	1,833,311	5,280
*	Prestige Consumer Healthcare Inc.	93,202	5,230
	Select Medical Holdings Corp.	137,273	4,965
*	Joint Corp.	50,551	4,955
*	Natera Inc.	42,244	4,708
*	Neurocrine Biosciences Inc.	49,015	4,701
	Quest Diagnostics Inc.	31,881	4,633
*	ICU Medical Inc.	17,430	4,068
*	Community Health Systems Inc.	335,750	3,928
*	Puma Biotechnology Inc.	540,434	3,788
*	Henry Schein Inc.	48,864	3,721
*	Cara Therapeutics Inc.	215,399	3,328
*	Syneos Health Inc.	34,615	3,028
*	Waters Corp.	8,187	2,925
*,1	Co-Diagnostics Inc.	289,221	2,814
*	Fulgent Genetics Inc.	31,189	2,805
*	Ionis Pharmaceuticals Inc.	81,687	2,740
*,1	GoodRx Holdings Inc. Class A	65,780	2,698
*	Prothena Corp. plc	37,057	2,640
*	Atea Pharmaceuticals Inc.	75,106	2,633
*	Sangamo Therapeutics Inc.	247,844	2,233
*	Inari Medical Inc.	26,440	2,144
*,1	Tilray Inc. Class 2	187,681	2,119
	Ensign Group Inc.	27,638	2,070
*	Travere Thrapeutics Inc.	78,661	1,908
*	Organogenesis Holdings Inc. Class A	116,256	1,655
*	NuVasive Inc.	27,356	1,637
*	Agenus Inc.	256,669	1,348
			1,058,246
Industrials (14.0%)
*	United Rentals Inc.	156,533	54,932
	WW Grainger Inc.	130,974	51,481
	Owens Corning	551,838	47,182
	Booz Allen Hamilton Holding Corp. Class A	558,975	44,355
	Dover Corp.	263,817	41,024
	Allison Transmission Holdings Inc.	1,109,545	39,189

10

Strategic Equity Fund
		Shares	Market Value• ($000)
	Expeditors International of Washington Inc.	319,885	38,108
	AGCO Corp.	309,584	37,933
	Robert Half International Inc.	365,107	36,631
	Huntington Ingalls Industries Inc.	164,265	31,713
	Triton International Ltd.	556,097	28,939
	Oshkosh Corp.	280,007	28,664
*	Atkore Inc.	325,058	28,254
*	CACI International Inc. Class A	107,067	28,062
*	Meritor Inc.	1,293,041	27,555
*	Alaska Air Group Inc.	432,379	25,337
	Rush Enterprises Inc. Class A	549,336	24,808
	EMCOR Group Inc.	213,749	24,662
	GrafTech International Ltd.	2,224,866	22,961
	Ryder System Inc.	271,671	22,470
	ManpowerGroup Inc.	179,659	19,454
	Wabash National Corp.	1,229,767	18,606
	UFP Industries Inc.	264,584	17,986
*	Beacon Roofing Supply Inc.	362,617	17,319
	ManTech International Corp. Class A	224,022	17,008
	JB Hunt Transport Services Inc.	97,255	16,263
	Terex Corp.	371,881	15,656
*	SkyWest Inc.	301,655	14,884
	Old Dominion Freight Line Inc.	51,138	14,624
*	Middleby Corp.	84,663	14,436
	Werner Enterprises Inc.	303,670	13,443
	Allegion plc	99,705	13,179
	Boise Cascade Co.	243,264	13,131
	Landstar System Inc.	82,010	12,943
*	Atlas Air Worldwide Holdings Inc.	156,634	12,794
	Tetra Tech Inc.	74,657	11,149
	Herman Miller Inc.	295,103	11,114
	Lincoln Electric Holdings Inc.	83,308	10,729
*	Avis Budget Group Inc.	89,820	10,465
	Fortune Brands Home & Security Inc.	114,190	10,211
*	TrueBlue Inc.	360,610	9,765
	ABM Industries Inc.	210,105	9,457
*	AECOM	142,934	9,026
	Acuity Brands Inc.	49,476	8,578
*	Copart Inc.	55,787	7,739
	Primoris Services Corp.	303,349	7,429
*	SiteOne Landscape Supply Inc.	33,198	6,622
*	Lyft Inc. Class A	122,288	6,553
*	MasTec Inc.	72,965	6,295
	ADT Inc.	752,520	6,088
	Nielsen Holdings plc	292,139	5,606
*	Generac Holdings Inc.	12,237	5,001
	Matson Inc.	56,250	4,540
	Ennis Inc.	238,646	4,499
	Timken Co.	66,747	4,367
*	Sensata Technologies Holding plc	73,923	4,045
	Pitney Bowes Inc.	554,896	4,001
*	Quad/Graphics Inc.	845,269	3,592
*	Clean Harbors Inc.	33,923	3,524
*	JELD-WEN Holding Inc.	138,961	3,478
	Donaldson Co. Inc.	47,743	2,741
		Shares	Market Value• ($000)
*	MYR Group Inc.	23,791	2,367
	ArcBest Corp.	26,972	2,206
	EnerSys	25,573	1,904
	Watsco Inc.	5,502	1,456
			1,100,533
Information Technology (17.6%)
*	Cadence Design Systems Inc.	511,331	77,436
*	EPAM Systems Inc.	103,613	59,109
	CDW Corp.	312,559	56,892
*	Dropbox Inc. Class A	1,793,824	52,416
*	Manhattan Associates Inc.	339,680	51,981
	Jabil Inc.	886,461	51,743
	Amkor Technology Inc.	1,793,770	44,755
*	Teradata Corp.	765,804	43,919
*	Synopsys Inc.	145,877	43,677
*	Box Inc. Class A	1,787,088	42,300
*	Gartner Inc.	136,246	41,402
	MKS Instruments Inc.	253,108	38,197
*	Fortinet Inc.	118,133	34,500
*	GoDaddy Inc. Class A	482,976	33,663
*	Zebra Technologies Corp. Class A	64,847	33,423
*	Western Digital Corp.	570,308	32,188
	Avnet Inc.	785,963	29,057
*	Flex Ltd.	1,578,995	27,917
*	Trade Desk Inc. Class A	389,710	27,397
*	Advanced Micro Devices Inc.	256,006	26,343
*	Unisys Corp.	1,001,495	25,178
*	Nutanix Inc. Class A	662,362	24,971
	Maximus Inc.	292,225	24,313
*	CommScope Holding Co. Inc.	1,730,189	23,513
*	Domo Inc. Class B	272,993	23,052
*	Cirrus Logic Inc.	251,938	20,747
	Seagate Technology Holdings plc	244,162	20,148
*	Mimecast Ltd.	300,535	19,114
	CSG Systems International Inc.	360,272	17,365
*	Elastic NV	113,811	16,957
*	Ultra Clean Holdings Inc.	386,005	16,444
	Monolithic Power Systems Inc.	33,046	16,017
*	Avaya Holdings Corp.	806,917	15,969
*	Fair Isaac Corp.	39,005	15,521
*	Workiva Inc. Class A	109,856	15,485
*	Arrow Electronics Inc.	129,068	14,493
*	Alarm.com Holdings Inc.	181,943	14,226
	Kulicke & Soffa Industries Inc.	234,285	13,654
*	Concentrix Corp.	73,519	13,013
*	Tenable Holdings Inc.	275,734	12,722
*	Trimble Inc.	149,419	12,290
*	SMART Global Holdings Inc.	269,378	11,987
	Alliance Data Systems Corp.	115,397	11,642
*	Zendesk Inc.	95,663	11,134
*	Synaptics Inc.	55,426	9,962
*	DXC Technology Co.	286,108	9,616
*	MACOM Technology Solutions Holdings Inc. Class H	134,656	8,735
*	Verint Systems Inc.	160,088	7,170
*	Cohu Inc.	213,349	6,814

11

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Ichor Holdings Ltd.	134,428	5,524
	SYNNEX Corp.	52,917	5,509
*	Plantronics Inc.	214,052	5,503
*	Pure Storage Inc. Class A	205,449	5,169
*	Vonage Holdings Corp.	298,202	4,807
*	CommVault Systems Inc.	61,910	4,663
*	Qualtrics International Inc. Class A	105,501	4,509
*	FireEye Inc.	245,909	4,377
*	LiveRamp Holdings Inc.	90,658	4,282
*	Digital Turbine Inc.	57,154	3,929
*	Calix Inc.	75,961	3,755
*	Ambarella Inc.	21,830	3,400
*	MaxLinear Inc.	66,227	3,262
*	Semtech Corp.	39,995	3,118
	Pegasystems Inc.	23,326	2,965
	Dolby Laboratories Inc. Class A	32,036	2,819
*	Enphase Energy Inc.	18,155	2,723
*	SPS Commerce Inc.	15,616	2,519
*	ON Semiconductor Corp.	53,178	2,434
*	Aspen Technology Inc.	17,297	2,124
*	Yext Inc.	163,127	1,962
*	8x8 Inc.	76,905	1,799
*	Fabrinet	16,110	1,651
	QAD Inc. Class A	18,600	1,626
			1,384,996
Materials (5.2%)
	Louisiana-Pacific Corp.	778,891	47,801
	Nucor Corp.	448,779	44,200
	Reliance Steel & Aluminum Co.	284,752	40,554
	Avery Dennison Corp.	182,312	37,777
	Huntsman Corp.	1,124,825	33,284
	Westlake Chemical Corp.	313,354	28,559
	Commercial Metals Co.	669,305	20,387
	Steel Dynamics Inc.	345,806	20,223
	Olin Corp.	355,437	17,150
	Mosaic Co.	411,225	14,689
	CF Industries Holdings Inc.	251,996	14,066
	Greif Inc. Class A	190,188	12,286
*	Alcoa Corp.	198,956	9,737
*	Axalta Coating Systems Ltd.	325,608	9,505
*	O-I Glass Inc.	609,421	8,696
*	TimkenSteel Corp.	659,400	8,625
	Celanese Corp. Class A	54,285	8,178
	Packaging Corp. of America	57,771	7,940
	Avient Corp.	156,545	7,256
	Element Solutions Inc.	293,077	6,354
	Royal Gold Inc.	52,805	5,042
	Cabot Corp.	62,127	3,114
	Sealed Air Corp.	50,821	2,784
	Schnitzer Steel Industries Inc. Class A	35,635	1,561
			409,768
Real Estate (7.7%)
	Gaming and Leisure Properties Inc.	1,056,457	48,935
	Extra Space Storage Inc.	284,260	47,753
	Life Storage Inc.	405,173	46,490
	Lamar Advertising Co. Class A	356,620	40,459
	Brixmor Property Group Inc.	1,674,709	37,028
		Shares	Market Value• ($000)
	Sabra Health Care REIT Inc.	1,995,495	29,374
	Iron Mountain Inc.	659,938	28,674
	Spirit Realty Capital Inc.	462,121	21,276
	Invitation Homes Inc.	531,748	20,382
*	Host Hotels & Resorts Inc.	1,244,882	20,329
	PotlatchDeltic Corp.	360,883	18,614
	Omega Healthcare Investors Inc.	614,402	18,407
	Mid-America Apartment Communities Inc.	88,741	16,572
	Brandywine Realty Trust	1,125,081	15,099
	Uniti Group Inc.	1,184,240	14,649
*	Xenia Hotels & Resorts Inc.	800,179	14,195
	Tanger Factory Outlet Centers Inc.	754,463	12,298
	CubeSmart	243,741	11,809
*	Redfin Corp.	232,825	11,665
	Outfront Media Inc.	425,221	10,716
	National Retail Properties Inc.	231,722	10,008
	Piedmont Office Realty Trust Inc. Class A	568,566	9,910
	Healthcare Trust of America Inc. Class A	323,248	9,588
	American Homes 4 Rent Class A	250,979	9,567
	SITE Centers Corp.	598,289	9,238
	Macerich Co.	457,142	7,639
	VICI Properties Inc.	259,850	7,382
	Medical Properties Trust Inc.	367,771	7,381
*	Ryman Hospitality Properties Inc.	78,704	6,587
*	GEO Group Inc.	865,976	6,469
	Apple Hospitality REIT Inc.	351,044	5,522
	Universal Health Realty Income Trust	94,854	5,243
	Vornado Realty Trust	113,217	4,756
	National Storage Affiliates Trust	71,994	3,801
*	Sunstone Hotel Investors Inc.	288,229	3,441
	Regency Centers Corp.	49,745	3,349
	STORE Capital Corp.	93,489	2,994
	Lexington Realty Trust	202,964	2,588
	Federal Realty Investment Trust	21,422	2,528
	Healthcare Realty Trust Inc.	75,869	2,259
	EPR Properties	43,995	2,172
	Apartment Income REIT Corp.	31,593	1,542
			608,688
Utilities (3.6%)
	AES Corp.	2,166,745	49,467
	Evergy Inc.	763,238	47,473
	UGI Corp.	938,605	40,003
	NRG Energy Inc.	707,213	28,875
	CMS Energy Corp.	482,636	28,828
	NextEra Energy Partners LP	218,692	16,481
	MDU Resources Group Inc.	444,668	13,193
	Hawaiian Electric Industries Inc.	261,150	10,663
	Southwest Gas Holdings Inc.	126,267	8,445

12

Strategic Equity Fund
		Shares	Market Value• ($000)
	Portland General Electric Co.	149,713	7,035
	Vistra Corp.	383,556	6,559
	National Fuel Gas Co.	110,551	5,806
	OGE Energy Corp.	158,804	5,234
	New Jersey Resources Corp.	138,664	4,827
	American States Water Co.	39,964	3,418
	Pinnacle West Capital Corp.	32,187	2,329
	IDACORP Inc.	17,283	1,787
	Spire Inc.	26,410	1,616
			282,039
Total Common Stocks (Cost $5,963,980)			7,819,718
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $60,629)	606,361	60,636
Total Investments (100.2%) (Cost $6,024,609)			7,880,354
Other Assets and Liabilities—Net (-0.2%)			(14,641)
Net Assets (100%)			7,865,713
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,582,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $23,250,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2021	149	16,396	(266)
E-mini S&P 500 Index	December 2021	76	16,331	(611)
E-mini S&P Mid-Cap 400 Index	December 2021	49	12,903	(355)
				(1,232)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Equity Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,963,980)	7,819,718
Affiliated Issuers (Cost $60,629)	60,636
Total Investments in Securities	7,880,354
Investment in Vanguard	269
Cash Collateral Pledged—Futures Contracts	2,473
Receivables for Investment Securities Sold	671
Receivables for Accrued Income	6,762
Receivables for Capital Shares Issued	2,772
Total Assets	7,893,301
Liabilities
Due to Custodian	672
Payables for Investment Securities Purchased	2
Collateral for Securities on Loan	23,250
Payables for Capital Shares Redeemed	2,547
Payables to Vanguard	560
Variation Margin Payable—Futures Contracts	557
Total Liabilities	27,588
Net Assets	7,865,713
At September 30, 2021, net assets consisted of:

Paid-in Capital	4,644,119
Total Distributable Earnings (Loss)	3,221,594
Net Assets	7,865,713

Net Assets
Applicable to 178,498,121 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,865,713
Net Asset Value Per Share	$44.07

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Equity Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends	96,311
Interest[1]	30
Securities Lending—Net	1,614
Total Income	97,955
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,730
Management and Administrative	10,266
Marketing and Distribution	438
Custodian Fees	39
Auditing Fees	32
Shareholders’ Reports	63
Trustees’ Fees and Expenses	3
Total Expenses	12,571
Net Investment Income	85,384
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,424,970
Futures Contracts	12,777
Realized Net Gain (Loss)	1,437,747
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,162,378
Futures Contracts	(859)
Change in Unrealized Appreciation (Depreciation)	1,161,519
Net Increase (Decrease) in Net Assets Resulting from Operations	2,684,650
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $28,000, $7,000, and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,384	96,847
Realized Net Gain (Loss)	1,437,747	20,999
Change in Unrealized Appreciation (Depreciation)	1,161,519	(281,308)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,684,650	(163,462)
Distributions
Total Distributions	(118,963)	(213,745)
Capital Share Transactions
Issued	934,119	570,926
Issued in Lieu of Cash Distributions	110,108	199,995
Redeemed	(1,580,498)	(1,655,893)
Net Increase (Decrease) from Capital Share Transactions	(536,271)	(884,972)
Total Increase (Decrease)	2,029,416	(1,262,179)
Net Assets
Beginning of Period	5,836,297	7,098,476
End of Period	7,865,713	5,836,297

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$30.31	$31.87	$37.21	$34.89	$30.41
Investment Operations
Net Investment Income[1]	.465	.459	.449	.392	.504
Net Realized and Unrealized Gain (Loss) on Investments	13.937	(1.041)	(2.980)	4.781	4.988
Total from Investment Operations	14.402	(.582)	(2.531)	5.173	5.492
Distributions
Dividends from Net Investment Income	(.479)	(.444)	(.395)	(.460)	(.509)
Distributions from Realized Capital Gains	(.163)	(.534)	(2.414)	(2.393)	(.503)
Total Distributions	(.642)	(.978)	(2.809)	(2.853)	(1.012)
Net Asset Value, End of Period	$44.07	$30.31	$31.87	$37.21	$34.89
Total Return[2]	47.98%	-2.09%	-5.63%	15.63%	18.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,866	$5,836	$7,098	$7,946	$7,051
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.53%	1.42%	1.10%	1.53%
Portfolio Turnover Rate	59%	61%	60%	82%	81%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Equity Fund
Notes to Financial Statements
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
18

Strategic Equity Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
19

Strategic Equity Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $269,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
20

Strategic Equity Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	96,424
Total Distributable Earnings (Loss)	(96,424)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	262,497
Undistributed Long-Term Gains	1,104,350
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,854,747
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	88,680	97,026
Long-Term Capital Gains	30,283	116,719
Total	118,963	213,745
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,025,607
Gross Unrealized Appreciation	2,151,918
Gross Unrealized Depreciation	(297,171)
Net Unrealized Appreciation (Depreciation)	1,854,747
E.	During the year ended September 30, 2021, the fund purchased $4,248,413,000 of investment securities and sold $4,809,974,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of
21

Strategic Equity Fund
trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $7,979,000 and sales were $3,551,000, resulting in net realized gain of $444,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	22,762	20,190
Issued in Lieu of Cash Distributions	3,045	6,031
Redeemed	(39,868)	(56,402)
Net Increase (Decrease) in Shares Outstanding	(14,061)	(30,181)
G.	Management has determined that no other events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Special 2021 tax information (unaudited) for Vanguard Strategic Equity Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $107,147,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $79,706,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $8,974,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 25.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1140 112021

Annual Report   |   September 30, 2021
Vanguard Capital Opportunity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Capital Opportunity Fund returned 34.84% for Admiral Shares and 34.75% for Investor Shares for the 12 months ended September 30, 2021, ahead of the 30.45% return of its benchmark, the Russell Midcap Growth Index.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound. Stock returns were excellent for the year under review, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	Value stocks outperformed their growth counterparts, and small-capitalization stocks outdistanced mid- and large-caps for the period.
•	In the bond markets, yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect of central banks scaling back their bond-buying programs or raising interest rates.
•	Relative to the benchmark, the fund’s return was helped most by stock selection in the financial, communication services, and industrial sectors. Selection in health care was the biggest detractor.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard Capital Opportunity Fund returned 34.84% for Admiral Shares and 34.75% for Investor Shares, ahead of the 30.45% return of its benchmark, the Russell Midcap Growth Index. The fund’s return was also ahead of the 30.00% total return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, favorable stock selection more than offset unfavorable sector allocation during the period.
Investment environment
The fiscal year ended September 30, 2021, featured a steady rise in the equity markets alongside an uneven economic recovery. U.S. indexes continued their aggressive upswing—the S&P 500 Index doubled from its March 2020 low to its early September 2021 peak—as last year’s initial bounce, powered primarily by Big Tech and other pandemic beneficiaries, yielded to broader cyclical strength. Oil prices and interest rates rebounded during the fiscal year, driving the energy (+83%) and financial (+59%) sectors sharply higher, while COVID-19 “ground zero” industries such as airlines and cruise lines also outperformed. More defensive sectors, such as consumer staples (+11%) and utilities (+11%), lagged the market but still registered gains.
The improvement in underlying economic activity was less uniform. Following last winter’s alarming scourge, when the country largely retrenched amid several thousand daily COVID-related deaths, our springtime reopening signaled a robust economic renewal. More than 150 million Americans achieved “fully vaccinated” status by midyear, and daily deaths plummeted more than 90%. The Federal Reserve in June forecasted 7% real GDP growth for 2021, an annual growth rate not seen since 1984.
But the euphoria was short-lived. The highly transmissible Delta variant surfaced, creating yet another wave of infection. Meanwhile, abundant monetary and fiscal stimulus collided with fragile supply chains, inducing worrisome inflation. The recovery’s momentum thus stalled somewhat—the Fed now estimates real GDP growth of less than 6% for 2021—and the equity market eventually ceded ground, returning –4.65% in September.
Outlook for U.S. equities
Our view on U.S. equities overall remains conflicted. We continue to view equities as relatively attractive compared with conventional alternatives. However, we still assess inflation as an underappreciated risk. Treasury yields doubled during the period (the 10-year Treasury yield increased from 0.7% to 1.5%) but remain historically low. The 10-year breakeven inflation rate, a market-based gauge of inflation expectations, finished the period higher than a year ago (2.4% versus 1.6%), but a mid-2% reading is hardly a distress signal. The market’s apparent complacency reflects the Fed’s characterization of inflation as a temporary phenomenon.

2

The market has thus managed to maintain its elevated valuation; the S&P 500 Index trades at a 19.7 times price/earnings valuation on 2022 estimated earnings. This valuation metric has stabilized of late, not worsened, with index advances largely mirroring upward revisions to estimated earnings. But absolute valuation levels are historically expensive. Coupled with stubbornly high inflation readings, this dynamic necessarily tempers our outlook.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrial stocks; these sectors made up 43% of average assets compared with their 22% combined weighting in the S&P 500. The portfolio was modestly overweight information technology (29% of average assets versus 27% for the S&P 500), equal weight consumer discretionary (12% for both), and underweight financials (9% versus 11%), communication services (6% versus 11%), and energy (2% versus 3%). The fund maintained limited exposure to all other sectors, including consumer staples, materials, real estate, and utilities.
Sector allocation was unfavorable during the period. The fund’s overweight position in the health care sector (+23% index return) and underweight positions in energy (+83%) and financials (+59%) detracted from results.
Stock selection was broadly favorable. Within information technology, outperformance from several sizable holdings (NetApp +111%, ASML +103%, KLA +75%, Trimble +69%, and Flex +59%) complemented limited exposure to heavyweight Apple (+15%), which lagged the market after more than doubling last year. Within financials, Morgan Stanley (+105%), Charles Schwab (+100%), and Raymond James (+93%) soared as beneficiaries of both cyclical strength and higher interest rates. Within consumer discretionary, a large position in Tesla (+81%, most of which predated its December inclusion in the S&P 500 Index) plus differentiated exposure to online gaming operator Entain (+128%) and Chinese electric vehicle manufacturer XPeng (+77%), coupled with a sizable underweight in Amazon (+1%), more than offset a dramatic decline in Alibaba (–50%), which suffered under increased Chinese regulatory scrutiny.
Health care was the lone weak spot, with remarkable strength from vaccine developer BioNTech (+294%) and pharmaceutical giant Eli Lilly (+59%) unable to offset underperformance elsewhere. FibroGen (–75%), which experienced both clinical missteps and regulatory setbacks, performed worst, but it was a challenging period for many sizable biotechnology holdings, including Amgen (–15%), Seagen (–12%), Biogen (flat), and BioMarin (+2%).
As of September 30, 2021, the fund’s top 10 holdings represented 26% of assets.
Advisor perspectives
Health care is our largest sector weighting and, by a wide margin, also our largest
3

overweight position, with the fund’s exposure eclipsing the benchmark’s average weighting (13%) by 17 percentage points. This positioning proved detrimental during the period, as the sector was unable to keep pace with the market’s vigorous ascent. Still, we remain confident in our holdings’ long-term opportunities.
When the pandemic unfolded, the U.S. government's response was to dig proverbial trenches and, from its foxhole, blindly launch a monetary-fiscal bazooka. This lockdown-heavy reaction surprised us but perhaps should not have—the same self-preservation instinct underlies the inherent value in better medical outcomes. It also informs our attraction to the biopharmaceutical industry, where innovative drugs and therapies can create immense value. Indeed, in our opinion this common COVID-19 response strategy was destined to fail absent the biopharmaceutical industry (and modern medicine more generally) providing a viable exit path.
We thus hoped the pandemic would highlight the health care sector’s unsung significance—in sharp contrast to its usual position in political and regulatory crosshairs. But even miraculous vaccines and ongoing therapy breakthroughs have been unable to salvage health care’s reputation. The sector is among the least expensive, trading at a quite reasonable 16.4 times 2022 price/earnings at period-end—a nearly 20% discount to the broad market (19.7x) and well below its defensive peers, consumer staples (19.4x) and utilities (18.4x).
Within this less-favorable context, our health care portfolio suffered numerous stock-specific setbacks, most notably Biogen’s relapse. One of our largest holdings, Biogen’s stock spiked 38% on June 7 when the FDA granted Aduhelm accelerated approval for the treatment of Alzheimer’s disease. By period-end Biogen had squandered its gain, a function of the drug’s disastrous launch amid intense market skepticism.
As with Biogen, we continue to own companies, in health care and elsewhere, that are controversial or unloved. These stocks often feature outsized risks (including binary clinical trial outcomes), unusually opaque futures, and well-worn Wall Street opposition. We do not pursue volatility, opacity, or hostility per se. Rather, we seek mismatches between current share prices and our assessments of long-term value, and we tend to find these dislocations in such fraught environments.
Conclusion
COVID-19’s unwelcome impact has been more devastating and lasting than we first contemplated. And yet the core of our original conviction has been sustained: Normalcy will ultimately return. The contours of society have no doubt forever shifted, but society’s underlying structure and purpose—our collective humanity—endure. As COVID-19 transitions from pandemic to endemic, we believe that collective humanity, briefly
4

obscured by both virus and fiat, will flourish once more. Our portfolio continues to be positioned for this eventuality.
PRIMECAP Management Company
October 15, 2021
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$1,059.10	$2.22
Admiral™ Shares	1,000.00	1,059.50	1.86
Based on Hypothetical 5% Yearly Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$1,022.91	$2.18
Admiral Shares	1,000.00	1,023.26	1.83
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

Capital Opportunity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Opportunity Fund Investor Shares	34.75%	18.22%	18.87%	$56,331
Russell Midcap Growth Index	30.45	19.27	17.54	50,349
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Capital Opportunity Fund Admiral Shares	34.84%	18.30%	18.95%	$283,630
Russell Midcap Growth Index	30.45	19.27	17.54	251,744
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	231,402
See Financial Highlights for dividend and capital gains information.
8

Capital Opportunity Fund
Fund Allocation
As of September 30, 2021
Communication Services	5.5%
Consumer Discretionary	11.8
Consumer Staples	0.0
Energy	2.0
Financials	8.6
Health Care	30.6
Industrials	12.1
Information Technology	29.2
Materials	0.2
The table reflects the fund’s investments, except for short-term investments and other financial instruments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Capital Opportunity Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.4%)
Communication Services (5.4%)
*	Alphabet Inc. Class A	136,950	366,139
*	Alphabet Inc. Class C	122,600	326,767
*	Baidu Inc. ADR	1,576,010	242,312
*	Facebook Inc. Class A	206,700	70,152
	Electronic Arts Inc.	387,100	55,065
*	Take-Two Interactive Software Inc.	108,520	16,720
*	Live Nation Entertainment Inc.	153,850	14,020
*	ZoomInfo Technologies Inc. Class A	211,800	12,960
*	Walt Disney Co.	48,657	8,231
*	Roblox Corp. Class A	44,300	3,347
*	Snap Inc. Class A	22,500	1,662
*	Pinterest Inc. Class A	16,250	828
*	Madison Square Garden Sports Corp.	3,100	576
*	Madison Square Garden Entertainment Corp.	3,100	225
			1,119,004
Consumer Discretionary (11.5%)
*	Tesla Inc.	613,230	475,548
*	Alibaba Group Holding Ltd. ADR	2,400,000	355,320
*	CarMax Inc.	1,933,597	247,423
*	Amazon.com Inc.	72,700	238,823
	TJX Cos. Inc.	2,880,800	190,075
	Sony Group Corp. ADR	1,478,125	163,451
*	XPeng Inc. ADR	4,181,419	148,608
*	Entain plc	4,634,192	132,360
*	Capri Holdings Ltd.	1,532,500	74,188
*	Royal Caribbean Cruises Ltd.	817,900	72,752
*	Carnival Corp.	2,527,245	63,206
	eBay Inc.	610,300	42,520
	Ross Stores Inc.	342,400	37,270
*	DoorDash Inc. Class A	155,600	32,051
*	Burlington Stores Inc.	80,850	22,927
*	Marriott International Inc. Class A	131,300	19,444
*	Norwegian Cruise Line Holdings Ltd.	564,625	15,081
	Newell Brands Inc.	597,200	13,222
*	Ollie's Bargain Outlet Holdings Inc.	195,990	11,814
*	Hilton Worldwide Holdings Inc.	76,333	10,084
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	261,200	9,560
*	Ulta Beauty Inc.	23,000	8,301
	Restaurant Brands International Inc.	88,500	5,415
	Whirlpool Corp.	20,000	4,077
*	AutoZone Inc.	2,070	3,515
	Darden Restaurants Inc.	15,000	2,272
*	Five Below Inc.	9,100	1,609
			2,400,916
Consumer Staples (0.0%)
*,1	Beyond Meat Inc.	8,000	842
Energy (1.9%)
	Pioneer Natural Resources Co.	877,823	146,166
	Hess Corp.	1,666,694	130,186
*,1	Transocean Ltd.	11,836,496	44,860
	EOG Resources Inc.	358,121	28,747
	Cabot Oil & Gas Corp.	1,267,150	27,573
*	Southwestern Energy Co.	3,499,100	19,385
*	TechnipFMC plc	82,200	619
*	Technip Energies NV	37,200	583
			398,119
Financials (8.4%)
	Morgan Stanley	3,633,141	353,541
	Charles Schwab Corp.	3,619,600	263,652
	Raymond James Financial Inc.	2,466,150	227,576
	Bank of America Corp.	4,957,917	210,464
	Northern Trust Corp.	1,564,851	168,707
	Wells Fargo & Co.	3,216,210	149,264
	Goldman Sachs Group Inc.	262,750	99,327
	JPMorgan Chase & Co.	510,700	83,596
	Discover Financial Services	600,000	73,710
	CME Group Inc.	221,054	42,747
	Progressive Corp.	306,700	27,723
	Tradeweb Markets Inc. Class A	210,000	16,964
	LPL Financial Holdings Inc.	93,000	14,579
	MarketAxess Holdings Inc.	26,710	11,237
	Citigroup Inc.	78,300	5,495
			1,748,582
10

Capital Opportunity Fund
		Shares	Market Value• ($000)
Health Care (29.8%)
	Eli Lilly & Co.	4,185,468	967,052
*	Biogen Inc.	2,062,587	583,692
*	BioNTech SE ADR	2,057,936	561,796
	Amgen Inc.	2,191,449	466,012
*	BioMarin Pharmaceutical Inc.	5,210,600	402,727
*	BeiGene Ltd. ADR	995,231	361,269
*	Seagen Inc.	1,881,142	319,418
	Thermo Fisher Scientific Inc.	540,908	309,037
	Novartis AG ADR	2,502,300	204,638
	Bristol-Myers Squibb Co.	3,133,830	185,429
*	Edwards Lifesciences Corp.	1,635,000	185,098
*	Boston Scientific Corp.	4,204,406	182,429
*	Illumina Inc.	365,400	148,210
*	Elanco Animal Health Inc. (XNYS)	4,615,626	147,192
*	Charles River Laboratories International Inc.	337,470	139,264
	Roche Holding AG	375,013	136,868
	AstraZeneca plc ADR	2,187,100	131,357
	PerkinElmer Inc.	737,987	127,886
*	LivaNova plc	1,453,940	115,138
*	Alkermes plc	3,312,000	102,142
*	QIAGEN NV	1,735,236	89,677
	Abbott Laboratories	654,900	77,363
	Zimmer Biomet Holdings Inc.	400,800	58,661
*	Allogene Therapeutics Inc.	2,026,180	52,073
*	FibroGen Inc.	3,893,071	39,787
	Agilent Technologies Inc.	213,000	33,554
	Medtronic plc	157,000	19,680
	Alcon Inc.	118,960	9,573
[2]	Siemens Healthineers AG	136,900	8,879
*	Bridgebio Pharma Inc.	139,900	6,557
*	Guardant Health Inc.	49,883	6,236
*	Omnicell Inc.	37,130	5,511
*	Repligen Corp.	12,870	3,719
*	ImmunoGen Inc.	519,127	2,943
*	IQVIA Holdings Inc.	4,992	1,196
	Danaher Corp.	3,367	1,025
*	Waters Corp.	2,796	999
*	Adaptive Biotechnologies Corp.	28,100	955
	Cerner Corp.	9,400	663
	Humana Inc.	1,575	613
			6,196,318
Industrials (11.8%)
*	Southwest Airlines Co.	8,387,114	431,349
	FedEx Corp.	1,601,274	351,143
*	AECOM	4,714,930	297,748
	Jacobs Engineering Group Inc.	2,023,619	268,190
*	Airbus SE	1,417,564	187,935
*	United Airlines Holdings Inc.	3,728,793	177,379
*	Delta Air Lines Inc.	3,070,610	130,839
*	American Airlines Group Inc.	5,025,500	103,123
*	JetBlue Airways Corp.	5,626,350	86,027
*	TransDigm Group Inc.	114,619	71,588
*	Lyft Inc. Class A	1,254,665	67,237
		Shares	Market Value• ($000)
	IDEX Corp.	216,730	44,852
	Old Dominion Freight Line Inc.	153,200	43,812
	Textron Inc.	626,400	43,729
	Curtiss-Wright Corp.	316,900	39,986
*	Ryanair Holdings plc ADR	194,900	21,451
*	Uber Technologies Inc.	394,600	17,678
	Carrier Global Corp.	320,400	16,584
	AMETEK Inc.	110,000	13,641
	Rockwell Automation Inc.	41,300	12,144
	Union Pacific Corp.	60,000	11,761
	Caterpillar Inc.	60,000	11,518
*	TuSimple Holdings Inc. Class A	72,900	2,707
			2,452,421
Information Technology (28.4%)
	Microsoft Corp.	1,970,800	555,608
*	Adobe Inc.	651,700	375,197
	Micron Technology Inc.	4,997,627	354,732
	NetApp Inc.	3,918,570	351,731
	Texas Instruments Inc.	1,766,820	339,600
	Asml Holding NV GDR (Registered)	450,567	335,722
	KLA Corp.	993,410	332,306
*	Splunk Inc.	2,086,000	301,865
*	Flex Ltd.	16,555,582	292,703
*	Trimble Inc.	3,377,021	277,760
*	Descartes Systems Group Inc.	2,216,665	180,126
	QUALCOMM Inc.	1,279,230	164,995
	Universal Display Corp.	855,214	146,207
	Entegris Inc.	1,154,300	145,326
	NVIDIA Corp.	686,600	142,236
	Corning Inc.	3,844,124	140,272
*	PayPal Holdings Inc.	538,630	140,157
	Visa Inc. Class A	507,800	113,112
	Intuit Inc.	195,100	105,258
*	Nuance Communications Inc.	1,833,360	100,908
*	Cree Inc.	916,500	73,989
	Jabil Inc.	1,237,500	72,233
*	BlackBerry Ltd.	7,169,876	69,763
	Telefonaktiebolaget LM Ericsson ADR	5,961,500	66,769
	Intel Corp.	1,216,310	64,805
*	Unity Software Inc.	495,084	62,504
*	FormFactor Inc.	1,665,541	62,175
	HP Inc.	1,998,100	54,668
	Teradyne Inc.	471,200	51,441
*	MongoDB Inc. Class A	94,600	44,605
	Hewlett Packard Enterprise Co.	3,034,430	43,241
*	WEX Inc.	239,890	42,254
*,1	VMware Inc. Class A	282,300	41,978
*	Keysight Technologies Inc.	245,710	40,368
	Oracle Corp.	420,000	36,595
*	Autodesk Inc.	121,200	34,563
*	salesforce.com Inc.	105,000	28,478
*	Cerence Inc.	219,700	21,115
*	Plantronics Inc.	798,800	20,537
*	Nutanix Inc. Class A	442,400	16,679
	Analog Devices Inc.	90,600	15,174
*	Crowdstrike Holdings Inc. Class A	59,400	14,599

11

Capital Opportunity Fund
		Shares	Market Value• ($000)
*	Palo Alto Networks Inc.	20,800	9,963
*	Zoom Video Communications Inc. Class A	32,700	8,551
*	Western Digital Corp.	107,180	6,049
*	Nokia OYJ ADR	690,000	3,761
	Mastercard Inc. Class A	9,600	3,338
	Applied Materials Inc.	10,700	1,377
*	DocuSign Inc. Class A	3,500	901
*	Okta Inc.	3,000	712
*	RingCentral Inc. Class A	2,750	598
*	Arista Networks Inc.	50	17
			5,909,621
Materials (0.2%)
*	Ivanhoe Mines Ltd. Class A	4,059,100	25,958
	Albemarle Corp.	26,500	5,803
			31,761
Total Common Stocks (Cost $7,188,705)			20,257,584
Temporary Cash Investments (2.9%)
Money Market Fund (2.9%)
[3,4]	Vanguard Market Liquidity Fund, 0.068% (Cost $608,770)	6,088,820	608,882
Total Investments (100.3%) (Cost $7,797,475)			20,866,466
Other Assets and Liabilities—Net (-0.3%)			(53,928)
Net Assets (100%)			20,812,538
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,176,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $8,879,000, representing 0.0% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $45,825,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
12

Capital Opportunity Fund

Other Financial Instruments Outstanding as of Period End

Purchase Commitments
	Shares	Total Commitment ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
[1]Reinvent Technology Partners Y – PIPE	7,385,000	$73,850	$—	$7,850
[1]Represents a commitment to purchase shares directly from a publicly traded company in a private placement transaction. Settlement is conditioned on several contingent factors and the fund has not taken delivery as of September 30, 2021. Securities received will be restricted from resale until they become effectively registered with the U.S. Securities and Exchange Commission. Value determined using significant unobservable inputs.
PIPE—Private Investment in Public Entity.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Capital Opportunity Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,188,705)	20,257,584
Affiliated Issuers (Cost $608,770)	608,882
Total Investments in Securities	20,866,466
Investment in Vanguard	724
Receivables for Investment Securities Sold	738
Receivables for Accrued Income	16,680
Receivables for Capital Shares Issued	2,414
Total Assets	20,887,022
Liabilities
Due to Custodian	1,092
Payables for Investment Securities Purchased	2,431
Collateral for Securities on Loan	45,825
Payables to Investment Advisor	12,160
Payables for Capital Shares Redeemed	3,925
Payables to Vanguard	1,201
Unrealized Depreciation—Purchase Commitments	7,850
Total Liabilities	74,484
Net Assets	20,812,538
At September 30, 2021, net assets consisted of:

Paid-in Capital	5,942,991
Total Distributable Earnings (Loss)	14,869,547
Net Assets	20,812,538

Investor Shares—Net Assets
Applicable to 17,902,059 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,584,870
Net Asset Value Per Share—Investor Shares	$88.53

Admiral Shares—Net Assets
Applicable to 94,027,649 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,227,668
Net Asset Value Per Share—Admiral Shares	$204.49

See accompanying Notes, which are an integral part of the Financial Statements.
14

Capital Opportunity Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends[1]	149,563
Interest[2]	423
Securities Lending—Net	2,906
Total Income	152,892
Expenses
Investment Advisory Fees—Note B	46,146
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,358
Management and Administrative—Admiral Shares	23,136
Marketing and Distribution—Investor Shares	102
Marketing and Distribution—Admiral Shares	408
Custodian Fees	397
Auditing Fees	30
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	51
Trustees’ Fees and Expenses	14
Total Expenses	73,663
Net Investment Income	79,229
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,940,535
Foreign Currencies	164
Realized Net Gain (Loss)	1,940,699
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	3,716,144
Purchase Commitments	(7,850)
Foreign Currencies	(89)
Change in Unrealized Appreciation (Depreciation)	3,708,205
Net Increase (Decrease) in Net Assets Resulting from Operations	5,728,133
1	Dividends are net of foreign withholding taxes of $3,474,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $423,000, $20,000, and ($21,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Capital Opportunity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,229	122,807
Realized Net Gain (Loss)	1,940,699	1,576,845
Change in Unrealized Appreciation (Depreciation)	3,708,205	1,060,175
Net Increase (Decrease) in Net Assets Resulting from Operations	5,728,133	2,759,827
Distributions
Investor Shares	(141,974)	(111,496)
Admiral Shares	(1,495,145)	(986,047)
Total Distributions	(1,637,119)	(1,097,543)
Capital Share Transactions
Investor Shares	(300,478)	(338,204)
Admiral Shares	108,916	(713,366)
Net Increase (Decrease) from Capital Share Transactions	(191,562)	(1,051,570)
Total Increase (Decrease)	3,899,452	610,714
Net Assets
Beginning of Period	16,913,086	16,302,372
End of Period	20,812,538	16,913,086

See accompanying Notes, which are an integral part of the Financial Statements.
16

Capital Opportunity Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$71.69	$64.38	$75.87	$65.51	$54.99
Investment Operations
Net Investment Income[1]	.276	.454	.549	.428	.429
Net Realized and Unrealized Gain (Loss) on Investments	23.563	11.233	(5.116)	12.957	13.136
Total from Investment Operations	23.839	11.687	(4.567)	13.385	13.565
Distributions
Dividends from Net Investment Income	(.334)	(.501)	(.473)	(.449)	(.370)
Distributions from Realized Capital Gains	(6.665)	(3.876)	(6.450)	(2.576)	(2.675)
Total Distributions	(6.999)	(4.377)	(6.923)	(3.025)	(3.045)
Net Asset Value, End of Period	$88.53	$71.69	$64.38	$75.87	$65.51
Total Return[2]	34.75%	18.52%	-5.01%	21.03%	25.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,585	$1,518	$1,684	$2,065	$2,182
Ratio of Total Expenses to Average Net Assets	0.43%	0.44%	0.44%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.69%	0.84%	0.62%	0.73%
Portfolio Turnover Rate	7%	8%	6%	10%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Capital Opportunity Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$165.62	$148.73	$175.34	$151.28	$127.00
Investment Operations
Net Investment Income[1]	.775	1.148	1.374	1.103	1.084
Net Realized and Unrealized Gain (Loss) on Investments	54.409	25.968	(11.834)	29.937	30.333
Total from Investment Operations	55.184	27.116	(10.460)	31.040	31.417
Distributions
Dividends from Net Investment Income	(.916)	(1.270)	(1.241)	(1.030)	(.962)
Distributions from Realized Capital Gains	(15.398)	(8.956)	(14.909)	(5.950)	(6.175)
Total Distributions	(16.314)	(10.226)	(16.150)	(6.980)	(7.137)
Net Asset Value, End of Period	$204.49	$165.62	$148.73	$175.34	$151.28
Total Return[2]	34.84%	18.60%	-4.95%	21.12%	25.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,228	$15,395	$14,618	$16,372	$13,621
Ratio of Total Expenses to Average Net Assets	0.36%	0.37%	0.37%	0.36%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.76%	0.91%	0.69%	0.80%
Portfolio Turnover Rate	7%	8%	6%	10%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Capital Opportunity Fund
Notes to Financial Statements
Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Private Investment in Public Equity (PIPE): PIPE transactions involve the purchase of, or commitment to purchase, a fixed number of shares directly from a publicly traded company in a private placement transaction at a stated price on the settlement date. Settlement is conditioned on several factors including, but not limited to, regulatory approvals, completion of the anticipated merger or other customary closing conditions. The purchase commitment is recognized when it is considered binding and is fair valued according to procedures adopted by the board of trustees. Securities received in a PIPE transaction are restricted from resale until they become effectively registered with the U.S. Securities and Exchange Commission. Such restrictions cause the PIPEs to be illiquid during this time and the fund may experience difficulty valuing these securities.
19

Capital Opportunity Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
20

Capital Opportunity Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $724,000, representing less than 0.01% of the fund’s net assets and 0.29% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and other financial instruments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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Capital Opportunity Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and other financial instruments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and other financial instruments as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	19,746,099	511,485	—	20,257,584
Temporary Cash Investments	608,882	—	—	608,882
Total	20,354,981	511,485	—	20,866,466
Other Financial Instruments
Liabilities
Purchase Commitments	—	—	7,850	7,850
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	76,332
Total Distributable Earnings (Loss)	(76,332)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	129,809
Undistributed Long-Term Gains	1,681,142
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,058,596
22

Capital Opportunity Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	102,963	143,529
Long-Term Capital Gains	1,534,156	954,014
Total	1,637,119	1,097,543
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	7,800,244
Gross Unrealized Appreciation	13,590,776
Gross Unrealized Depreciation	(532,404)
Net Unrealized Appreciation (Depreciation)	13,058,372
F.	During the year ended September 30, 2021, the fund purchased $1,286,871,000 of investment securities and sold $3,104,045,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	204,140	2,462	148,331	2,318
Issued in Lieu of Cash Distributions	132,306	1,724	104,117	1,530
Redeemed	(636,924)	(7,454)	(590,652)	(8,839)
Net Increase (Decrease)—Investor Shares	(300,478)	(3,268)	(338,204)	(4,991)
Admiral Shares
Issued	910,923	4,648	593,798	3,877
Issued in Lieu of Cash Distributions	1,313,964	7,417	875,790	5,574
Redeemed	(2,115,971)	(10,991)	(2,182,954)	(14,782)
Net Increase (Decrease)—Admiral Shares	108,916	1,074	(713,366)	(5,331)
H.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Special 2021 tax information (unaudited) for Vanguard Capital Opportunity Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,613,767,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $102,963,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 84.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1110 112021

Annual Report   |   September 30, 2021
Vanguard Global Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Global Equity Fund returned 28.29% for the 12 months ended September 30, 2021, surpassing the 27.44% return of its benchmark index, the MSCI All Country World Index.
•	For the decade ended September 30, 2021, the fund returned an annualized 13.75%, ahead of the benchmark’s 11.90% result.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	The fund’s outperformance was attributable mainly to stock selection. Among regions, North America, by far the largest weighting in the fund and the index, and emerging markets were the top contributors. Consumer discretionary stocks led the way among sectors.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%

Advisors’ Report
For the fiscal year ended September 30, 2021, Vanguard Global Equity Fund returned 28.29%, outpacing the 27.44% result of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table below presents the amount and percentage of fund assets that each advisor manages, as well as brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. These comments were prepared on October 14, 2021.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Malcolm MacColl,
Joint Senior Partner
and Investment Manager
Spencer Adair, CFA,
Partner and Investment Manager
Helen Xiong,
Partner and Investment Manager
In the past year, markets have continued to recover from the pandemic-induced fear of early 2020. The strong overall return of the global equity market reflects the response of western governments to supplement the wages of those unable to work, the historically low interest rates provided by central bankers, and the vaccinations produced by modern medicine.
This is a helpful backdrop; however, at Baillie Gifford we seek validation of our approach through strong company fundamentals rather than the unpredictable course of the macro-economic world. The best-performing companies have seen spectacular improvements in their operating performance: Moderna will produce 1 billion Covid-19 vaccines in the current year and 2 to 3 billion in 2022; Tesla delivered 367,500 vehicles in 2019 from one factory, and production may be over 1 million in 2022 from its factories in the U.S., China, and Germany; and SEA Limited, which doubled its sales in 2020 fiscal year, is on course to beat this rate of growth in 2021. These three companies are among our portfolio’s top contributors.
We seek to produce performance from a diverse set of companies, and as the short list above shows, the portfolio has benefited from several mega-trends that we think will endure. These megatrends include the convergence of technologies in health care that combine a better understanding of the human genome with new techniques to improve accuracy in detection and treatment; the shift from the combustion engine to electric vehicles; and the ongoing digital revolution as the world moves online. (While the past two decades have seen huge disruptions in media, advertising, and personal communications, we think the next digital wave will more deeply impact the corporate sphere.)
Our trading pattern has reflected these long-term changes. We continued to reduce exposure to companies that have led long-term performance and whose scale suggests the upside case is less significant; to that end, we reduced our positions in Tesla, Alphabet, Alibaba (by selling Softbank), Mastercard, and Shopify, and sold our position in Visa. We have also reinvested assets into a group of software companies that will help corporate customers digitalize: Snowflake, Twilio, and CoStar. Looking for beneficiaries of the health care revolution, we have bought Moderna, Exact Sciences (cancer testing) and Staar Surgical (implantable contact lenses). Lastly, we reduced Tesla and found other beneficiaries of the shift to electric vehicles, buying Li Auto (Chinese EVs) and adding to mining companies boosted by the necessary infrastructure build-out: Albemarle (lithium), BHP (copper and iron ore), and Rio (copper and iron ore).
Our trading activity level remains in line with historic averages and has included the sales of two companies that will struggle as oil demand falls over the coming years: EOG Resources and Kirby Corporation. Overall, on a 12-month (and therefore short-term) basis, the portfolio was hindered by its exposure to Chinese companies affected by President Xi’s regulatory crackdown. The top detractors include Naspers (whose dominant asset is Tencent), Alibaba, and Ping An Insurance. Our response to these new measures from the Chinese government is to carefully consider the long-term implications; as yet, we have not responded with any trading.
We think the growth opportunities for the next decade are very exciting. We are looking to own ambitious companies with an identifiable edge and a long-term perspective for deploying capital and generating strong returns. We see plenty of opportunities in global markets that fit with our thesis, and we remain optimistic about the future.
Marathon Asset Management Limited
Portfolio Managers:
Neil M. Ostrer,
Co-Head of Global Equity
William J. Arah,
Co-Head of Global Equity
At the heart of Marathon’s investment philosophy is the “capital cycle” approach to investing. Also critical to the investment outcome are the assessment of management and how it responds to incentives and the forces of the capital cycle. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon’s investment ideas generally require patience and, by industry standards, long holding periods.

Relative performance for the Marathon allocation of the Global Equity Fund over the period was strong. From a regional perspective, returns were driven by stock selection in North America and emerging markets; our European holdings, however, lagged. From a sector perspective, allocation was a slight negative. Positive contributions from most sector positions were offset by overweight positions in consumer staples, the worst-performing sector, and underweights to energy and information technology, which performed well. Outperformance was therefore attributable mainly to stock selection, which was positive in most sectors (particularly consumer discretionary) but lagged somewhat in industrials and materials.
From a style perspective, value finally began to lead the market from early November 2020 after many years of underperformance. Although a reversal occurred in June, and growth retook some ground later on, value ended the period materially ahead. Looking at size, small- and mid-capitalization stocks substantially outperformed their large-cap peers. The portfolio was well positioned with respect to style and size exposures during the period.
At the stock level, not holding Alibaba boosted performance significantly. Alibaba has had a torrid year, facing investigations, fines, and increasing regulation and oversight, and its price has halved from its peak in November 2020. Wells Fargo, the U.S.-based bank, performed well, with better-than-expected earnings and its mis-selling scandal gradually fading from public memory. Agricultural businesses, including portfolio holdings Bunge and Archer-Daniels-Midland, have had a strong year. The industry had been capital-starved for a long time, and we view it as being in the bottom half of the capital cycle. Albemarle, a miner with a significant lithium business, was a beneficiary of the mania for all things related to electric vehicles in 2020; we sold out of the holding in the first quarter, as the price had risen to, in our view, an unjustified multiple. Waters, the U.S.-based liquid chromatography and mass spectrometry company, had an excellent year following strong results and a well-planned transition for a number of executives retiring. The company also announced the development of a new type of test kit for COVID-19 that uses different reagents than those used in existing PCR and lateral flow tests, which are in high demand and very short supply globally.
Looking at positions that held back performance, we find that Barrick Gold, the Canadian gold miner, detracted notably. Barrick had a strong 2020 as the gold price surged; however, the price has weakened substantially over the course of 2021 to date, and the firm’s share price has followed it downwards. The portfolio’s lack of exposure to Tesla has been painful over the past year, but we maintain our conviction that at current valuations, our clients’ capital is better deployed where there are more obvious signs of long-term value. Defensive names such as Reckitt Benckiser, Merck, Johnson & Johnson, and Unilever also underperformed. These stocks appear, to have been, at least in part, victims of their own resilience. In the early part of the pandemic, their decline was muted compared with the market overall, as many of their products are necessities and demand was not significantly impacted by COVID-19; more recently, however, they have not kept pace as confidence has grown in a cyclical upswing.
Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	4,440	A long-term, active, bottom-up investment approach is used to identify companies that can generate above-average growth in earnings and cash flow.
Marathon Asset Management Limited	48	4,392	A long-term and contrarian investment philosophy and process with a focus on industry capital cycle analysis and in-depth management assessment.
Cash Investments	3	231	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2021
Global Equity Fund	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,045.00	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Global Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Equity Fund	28.29%	14.98%	13.75%	$36,282
MSCI All Country World Index Net	27.44	13.20	11.90	30,794
See Financial Highlights for dividend and capital gains information.

Global Equity Fund
Fund Allocation
As of September 30, 2021
United States	57.2%
Japan	7.0
United Kingdom	5.4
China	3.4
Netherlands	2.6
India	2.5
Switzerland	2.3
Taiwan	2.0
Canada	2.0
France	2.0
Ireland	1.8
Singapore	1.7
Hong Kong	1.6
Germany	1.5
Sweden	1.2
South Africa	1.0
Other	4.8
The table reflects the fund’s investments, except for short-term investments and derivatives.

Global Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.3%)
Australia (0.9%)
	Orica Ltd.	1,117,601	10,916
	Australia & New Zealand Banking Group Ltd.	318,704	6,400
	BHP Group Ltd.	224,096	5,985
	Macquarie Group Ltd.	37,686	4,869
	QBE Insurance Group Ltd.	550,781	4,538
	Cleanaway Waste Management Ltd.	2,296,011	4,506
	carsales.com Ltd.	222,577	3,995
	Brambles Ltd.	503,469	3,871
	Newcrest Mining Ltd.	221,256	3,668
	Telstra Corp. Ltd.	990,403	2,775
	James Hardie Industries plc GDR	73,461	2,606
	ALS Ltd.	279,448	2,517
	BlueScope Steel Ltd.	168,126	2,436
*	Qantas Airways Ltd.	545,255	2,199
	Evolution Mining Ltd.	834,359	2,110
	Aristocrat Leisure Ltd.	62,338	2,073
*	AMP Ltd.	2,435,357	1,717
	Beach Energy Ltd.	1,590,035	1,698
	Santos Ltd.	296,039	1,516
	GUD Holdings Ltd.	188,571	1,376
	Metcash Ltd.	443,871	1,242
	IPH Ltd.	176,708	1,154
	Challenger Ltd.	251,536	1,119
	Oil Search Ltd.	337,459	1,050
	Domain Holdings Australia Ltd.	228,865	914
	GWA Group Ltd.	425,392	833
			78,083
Austria (0.1%)
	Wienerberger AG	116,243	3,903
[1]	Oesterreichische Post AG	35,703	1,511
			5,414
Belgium (0.0%)
	Anheuser-Busch InBev SA	33,524	1,901
Brazil (0.2%)
	B3 SA - Brasil Bolsa Balcao	6,557,700	15,341
	Porto Seguro SA	769,808	6,992
			22,333
		Shares	Market Value• ($000)
Canada (1.9%)
*	Shopify Inc. Class A (XTSE)	60,535	82,072
	Barrick Gold Corp. (XTSE)	1,475,001	26,624
[1]	PrairieSky Royalty Ltd.	2,166,950	23,114
*,2	Spin Master Corp.	607,088	19,704
	Canadian Natural Resources Ltd.	410,916	15,024
	First Quantum Minerals Ltd.	359,197	6,650
			173,188
China (3.3%)
*,2	Meituan Class B	2,136,500	68,200
*	Alibaba Group Holding Ltd. ADR	332,383	49,209
	Ping An Insurance Group Co. of China Ltd. Class H	4,468,000	30,558
*	Li Auto Inc. ADR	842,579	22,152
*,3	Brilliance China Automotive Holdings Ltd.	16,914,000	15,861
	China Mengniu Dairy Co. Ltd.	2,408,000	15,507
	Shenzhou International Group Holdings Ltd.	596,500	12,660
	Li Ning Co. Ltd.	1,073,500	12,373
	Weichai Power Co. Ltd. Class H	5,573,000	11,583
	Zhongsheng Group Holdings Ltd.	1,241,000	9,948
*,2	Ping An Healthcare and Technology Co. Ltd.	1,384,400	9,024
*	Tencent Music Entertainment Group ADR	1,199,226	8,694
	Autohome Inc. ADR	173,470	8,141
	Midea Group Co. Ltd. Class A (XSEC)	714,600	7,684
*	Baidu Inc. ADR	45,748	7,034
[2]	BOC Aviation Ltd.	461,700	3,853
*	KE Holdings Inc. ADR	138,399	2,527
*	Vipshop Holdings Ltd. ADR	144,896	1,614
	Uni-President China Holdings Ltd.	408,000	387
	Skshu Paint Co. Ltd. Class A	3,900	60
			297,069

Global Equity Fund
		Shares	Market Value• ($000)
Denmark (0.8%)
*	Genmab A/S	63,017	27,533
	Novo Nordisk A/S Class B	107,135	10,327
	Vestas Wind Systems A/S	228,643	9,173
	GN Store Nord A/S	82,384	5,698
	Coloplast A/S Class B	35,438	5,541
*	Demant A/S	81,143	4,089
	Carlsberg A/S Class B	23,721	3,870
[2]	Orsted A/S	18,020	2,375
			68,606
Finland (0.1%)
	Sampo OYJ Class A	78,545	3,884
	Wartsila OYJ Abp	202,466	2,411
			6,295
France (1.9%)
	Pernod Ricard SA	316,811	69,845
	Legrand SA	250,706	26,863
	EssilorLuxottica SA	137,798	26,332
*	Ubisoft Entertainment SA	184,936	11,074
	Eurofins Scientific SE	82,565	10,579
	Edenred	85,410	4,598
[1]	BNP Paribas SA	69,095	4,421
	Schneider Electric SE	26,271	4,376
	ArcelorMittal SA	106,714	3,267
	AXA SA	107,976	2,992
	Thales SA	25,471	2,470
	Alten SA	12,970	1,898
*	JCDecaux SA	51,591	1,366
	Vicat SA	18,209	809
	ArcelorMittal SA (XAMS)	4,408	135
			171,025
Germany (1.5%)
	adidas AG	123,558	38,829
	Henkel AG & Co. KGaA Preference Shares	271,424	25,109
	Deutsche Boerse AG	146,390	23,754
	Beiersdorf AG	132,952	14,346
	Henkel AG & Co. KGaA	91,349	7,858
*	HelloFresh SE	71,713	6,610
	Volkswagen AG Preference Shares	13,297	2,964
	Brenntag SE	31,847	2,958
	BASF SE	38,381	2,910
	Fresenius Medical Care AG & Co. KGaA	36,997	2,595
	Stabilus SA	25,284	1,766
	Bayerische Motoren Werke AG	18,281	1,736
			131,435
Greece (0.0%)
*	Eurobank Ergasias Services and Holdings SA	2,277,271	2,120
*	Fourlis Holdings SA	338,976	1,565
			3,685
Hong Kong (1.5%)
	AIA Group Ltd.	8,664,800	99,683
	Techtronic Industries Co. Ltd.	729,000	14,406
*	Sands China Ltd.	4,076,800	8,343
	Jardine Matheson Holdings Ltd.	94,200	4,979
	Stella International Holdings Ltd.	2,452,673	3,122
		Shares	Market Value• ($000)
*	Galaxy Entertainment Group Ltd.	494,000	2,535
	Swire Pacific Ltd. Class A	277,500	1,642
	ASM Pacific Technology Ltd.	111,300	1,215
	CK Hutchison Holdings Ltd.	113,692	759
	First Pacific Co. Ltd.	2,047,250	736
	Johnson Electric Holdings Ltd.	345,500	736
*	Esprit Holdings Ltd. (XHKG)	7,129,614	633
			138,789
India (2.4%)
	Housing Development Finance Corp. Ltd.	1,718,915	63,527
[2]	Reliance Industries Ltd. GDR	885,052	60,110
	ICICI Bank Ltd. ADR	1,613,703	30,451
	HDFC Bank Ltd. ADR	290,067	21,201
	Tata Consultancy Services Ltd.	349,813	17,728
	Infosys Ltd. ADR	479,175	10,662
	Havells India Ltd.	409,421	7,526
	Dabur India Ltd.	618,206	5,130
	Marico Ltd.	563,242	4,156
	Shriram Transport Finance Co. Ltd.	45,581	793
			221,284
Indonesia (0.2%)
	Bank Central Asia Tbk PT	5,544,400	13,505
Ireland (1.7%)
*	Ryanair Holdings plc ADR	817,647	89,990
	CRH plc (XDUB)	1,154,301	54,166
*	Flutter Entertainment plc (XDUB)	20,310	3,995
*	Bank of Ireland Group plc	519,452	3,081
*	Flutter Entertainment plc	15,191	3,013
*	Irish Continental Group plc	213,148	1,067
*,3	Irish Bank Resolution Corp.	122,273	—
			155,312
Italy (0.1%)
	CNH Industrial NV	301,444	5,067
	UniCredit SpA	185,974	2,461
*,1	Saipem SpA	915,841	2,247
			9,775
Japan (6.7%)
	Olympus Corp.	3,006,000	65,795
	Sysmex Corp.	408,800	50,776
	SMC Corp.	63,500	39,618
	Advantest Corp.	436,800	38,923
	CyberAgent Inc.	1,898,800	36,633
	KDDI Corp.	1,102,100	36,285
	Bridgestone Corp.	626,700	29,650
	Toyota Motor Corp.	1,635,500	29,140
	Denso Corp.	349,400	22,815
	Tokio Marine Holdings Inc.	397,500	21,308
	Secom Co. Ltd.	241,400	17,460
	Sompo Holdings Inc.	371,900	16,135
	Kyocera Corp.	243,600	15,228
	Hoshizaki Corp.	151,600	13,789

Global Equity Fund
		Shares	Market Value• ($000)
	MS&AD Insurance Group Holdings Inc.	397,900	13,308
	Hitachi Ltd.	194,700	11,519
	Koito Manufacturing Co. Ltd.	165,400	9,946
	Nippon Telegraph & Telephone Corp.	248,800	6,894
	Sohgo Security Services Co. Ltd.	126,400	5,683
	TDK Corp.	150,900	5,442
	Daiwa House Industry Co. Ltd.	158,800	5,294
	SCSK Corp.	249,000	5,267
	USS Co. Ltd.	304,600	5,185
	Sumitomo Mitsui Financial Group Inc.	145,000	5,101
	ITOCHU Corp.	166,500	4,849
	Seven & i Holdings Co. Ltd.	106,400	4,844
	East Japan Railway Co.	65,600	4,636
	Nissan Chemical Corp.	79,000	4,620
	Toyota Industries Corp.	49,900	4,106
*	Maeda Corp.	515,300	4,087
	Daifuku Co. Ltd.	41,300	3,873
	Marui Group Co. Ltd.	186,000	3,590
	Sumitomo Mitsui Trust Holdings Inc.	104,200	3,589
	NTT Data Corp.	184,300	3,563
	Dai-ichi Life Holdings Inc.	144,500	3,160
	Kirin Holdings Co. Ltd.	167,800	3,114
	Omron Corp.	31,100	3,077
	Persol Holdings Co. Ltd.	119,300	2,974
	Sekisui Chemical Co. Ltd.	168,800	2,900
	Matsumotokiyoshi Holdings Co. Ltd.	64,200	2,882
	Air Water Inc.	167,300	2,674
	Japan Post Holdings Co. Ltd.	317,600	2,670
	Nintendo Co. Ltd.	5,500	2,628
	Yakult Honsha Co. Ltd.	49,900	2,526
	Fukuoka Financial Group Inc.	137,100	2,453
	Takeda Pharmaceutical Co. Ltd.	72,400	2,388
	Sumitomo Metal Mining Co. Ltd.	63,700	2,303
	Sumitomo Electric Industries Ltd.	165,700	2,203
	Taiheiyo Cement Corp.	104,900	2,167
	TechnoPro Holdings Inc.	66,700	2,006
	Nomura Co. Ltd.	220,400	1,983
	Senko Group Holdings Co. Ltd.	210,500	1,926
	Daiwa Securities Group Inc.	323,800	1,887
	Casio Computer Co. Ltd.	111,900	1,853
	NSK Ltd.	272,500	1,847
	Fuji Media Holdings Inc.	163,300	1,728
	Sawai Group Holdings Co. Ltd.	34,600	1,610
	NEC Corp.	26,000	1,409
	Aeon Delight Co. Ltd.	42,100	1,338
	Alfresa Holdings Corp.	80,900	1,209
	Bandai Namco Holdings Inc.	50	4
	Nippon Television Holdings Inc.	70	1
			607,871
		Shares	Market Value• ($000)
Kenya (0.0%)
*	East African Breweries Ltd.	747,497	1,156
Luxembourg (0.0%)
	L'Occitane International SA	521,630	1,740
Mexico (0.1%)
	Grupo Aeroportuario del Pacifico SAB de CV Class B	381,048	4,430
*	Genomma Lab Internacional SAB de CV Class B	2,967,573	2,817
*	Grupo Financiero Inbursa SAB de CV Class O	2,230,614	2,090
	Fomento Economico Mexicano SAB de CV ADR	9,411	816
	Grupo Televisa SAB ADR	17,233	189
			10,342
Netherlands (2.5%)
*	Prosus NV	1,320,308	105,679
	Unilever plc	1,169,704	63,183
*,2	Adyen NV	13,603	38,025
	ASML Holding NV	14,343	10,715
	Heineken NV	32,486	3,391
	Koninklijke Ahold Delhaize NV	83,301	2,774
*,2	Just Eat Takeaway.com NV	34,147	2,495
	Koninklijke KPN NV	552,659	1,739
	Boskalis Westminster	55,364	1,685
			229,686
New Zealand (0.0%)
	Fletcher Building Ltd.	456,060	2,259
Norway (0.8%)
*	Adevinta ASA	1,594,397	27,322
	Schibsted ASA Class A	554,322	26,313
	Schibsted ASA Class B	205,592	8,703
	Equinor ASA	188,205	4,786
	DNB Bank ASA	81,504	1,853
			68,977
Peru (0.1%)
	Southern Copper Corp.	191,615	10,757
Russia (0.6%)
	Sberbank of Russia PJSC ADR	1,577,068	29,402
[3]	Severstal PAO GDR (Registered)	445,819	9,389
*,3	Mail.Ru Group Ltd. GDR (Registered) (XLON)	413,964	8,494
	X5 Retail Group NV GDR (Registered)	154,592	4,993
			52,278
Singapore (1.6%)
*	Sea Ltd. ADR	409,962	130,667
	DBS Group Holdings Ltd.	298,800	6,621
	United Overseas Bank Ltd.	190,200	3,598
	Singapore Telecommunications Ltd.	1,464,800	2,637
	Great Eastern Holdings Ltd.	146,500	2,295

Global Equity Fund
		Shares	Market Value• ($000)
	Delfi Ltd.	3,564,400	2,000
	Singapore Land Group Ltd.	134,300	260
			148,078
South Africa (0.9%)
	Naspers Ltd. Class N	306,470	50,653
*	Bid Corp. Ltd.	335,819	7,215
	Clicks Group Ltd.	377,276	6,957
	Capitec Bank Holdings Ltd.	42,657	5,172
*,2	Pepkor Holdings Ltd.	3,398,810	4,869
	African Rainbow Minerals Ltd.	315,606	4,028
	Anglo American Platinum Ltd.	43,402	3,749
	Tiger Brands Ltd.	207,984	2,575
			85,218
South Korea (0.7%)
	Samsung Electronics Co. Ltd.	860,642	53,355
	SK Hynix Inc.	109,189	9,347
			62,702
Spain (0.1%)
	Fluidra SA	102,781	4,075
	Viscofan SA	23,444	1,535
[2]	Gestamp Automocion SA	180,482	700
	Acerinox SA	52,194	669
	CaixaBank SA	182,224	565
			7,544
Sweden (1.1%)
	Atlas Copco AB Class B	817,707	41,561
	Epiroc AB Class B	1,594,898	28,249
	Svenska Handelsbanken AB Class A	1,474,138	16,509
	Assa Abloy AB Class B	163,276	4,736
	Swedish Match AB	496,306	4,344
*	Nordic Entertainment Group AB Class B	59,848	3,232
	Sandvik AB	134,139	3,065
*	Modern Times Group MTG AB Class B	82,291	996
			102,692
Switzerland (2.2%)
	Nestle SA (Registered)	558,216	67,259
	Cie Financiere Richemont SA Class A (Registered)	489,856	50,789
	Roche Holding AG	119,290	43,537
*,2	Wizz Air Holdings plc	367,207	24,678
	Geberit AG (Registered)	8,124	5,965
	ABB Ltd. (Registered)	68,624	2,296
*	Holcim Ltd.	41,118	1,981
	Adecco Group AG (Registered)	34,023	1,705
			198,210
Taiwan (2.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,520,577	114,177
	MediaTek Inc.	335,000	10,783
	Advantech Co. Ltd.	823,000	10,726
	Chailease Holding Co. Ltd.	1,142,250	10,031
	Delta Electronics Inc.	978,351	8,766
	Giant Manufacturing Co. Ltd.	760,469	8,622
		Shares	Market Value• ($000)
	Uni-President Enterprises Corp.	1,887,000	4,610
	Merida Industry Co. Ltd.	308,547	3,225
	Chroma ATE Inc.	476,000	2,981
	Teco Electric and Machinery Co. Ltd.	2,013,190	2,245
	King Slide Works Co. Ltd.	94,267	1,310
			177,476
United Kingdom (5.2%)
	Prudential plc (XLON)	4,658,975	90,409
	BHP Group plc	2,259,377	56,924
	Rio Tinto plc	817,565	53,593
	Reckitt Benckiser Group plc	649,799	51,048
*	Farfetch Ltd. Class A	747,946	28,033
*	Compass Group plc	1,320,996	27,016
	Spectris plc	404,695	21,004
	GlaxoSmithKline plc	760,521	14,353
	Hays plc	5,789,224	12,623
	BP plc	1,805,689	8,225
	Rightmove plc	784,186	7,205
*	Entain plc	214,209	6,118
	Barclays plc	2,270,426	5,769
	3i Group plc	304,932	5,238
	Diageo plc	96,211	4,658
	Lloyds Banking Group plc	7,356,313	4,579
	Intertek Group plc	64,577	4,318
[2]	Auto Trader Group plc	508,650	4,011
	Unilever plc (XLON)	69,880	3,783
	DCC plc	45,360	3,782
	RELX plc	127,988	3,684
	HomeServe plc	291,065	3,539
	Glencore plc	673,460	3,168
	Bunzl plc	93,590	3,088
*	SSP Group plc	795,092	2,942
*	easyJet plc	315,037	2,781
*	Rolls-Royce Holdings plc	1,450,781	2,710
	Admiral Group plc	62,842	2,626
*	ITV plc	1,824,424	2,609
[2]	ConvaTec Group plc	865,655	2,514
	DS Smith plc	426,052	2,353
	Standard Chartered plc	360,912	2,110
	HSBC Holdings plc	366,000	1,919
*	John Wood Group plc	582,043	1,798
*	WH Smith plc	74,526	1,711
	Jupiter Fund Management plc	509,570	1,708
*,1	TUI AG (XETR)	387,840	1,687
	Inchcape plc	142,403	1,550
	Tesco plc	438,760	1,494
	BAE Systems plc	190,844	1,446
	Serco Group plc	788,800	1,421
	Daily Mail & General Trust plc Class A	96,290	1,397
*	Carnival plc	51,981	1,176
	Euromoney Institutional Investor plc	85,920	1,170
*	Capita plc	1,495,326	1,019
*	Provident Financial plc	169,417	760
	Prudential plc	34,700	667
	Devro plc	139,305	402
	International Personal Finance plc	196,938	367
	TUI AG	73,823	319
*,2	Non-Standard Finance plc	159,227	9
			468,833

Global Equity Fund
		Shares	Market Value• ($000)
United States (55.1%)
*	Alphabet Inc. Class C	77,435	206,388
*	Booking Holdings Inc.	69,396	164,737
*	Facebook Inc. Class A	414,632	140,722
	Oracle Corp.	1,410,554	122,902
	Moody's Corp.	333,071	118,277
	Microsoft Corp.	388,891	109,636
	Anthem Inc.	293,739	109,506
*	Alphabet Inc. Class A	37,997	101,586
*	Moderna Inc.	257,680	99,171
*	AutoZone Inc.	56,163	95,364
*	Amazon.com Inc.	27,409	90,040
	Johnson & Johnson	547,741	88,460
*	Markel Corp.	73,964	88,397
	Texas Instruments Inc.	450,647	86,619
	First Republic Bank	403,636	77,853
	Martin Marietta Materials Inc.	226,090	77,250
*	Tesla Inc.	99,458	77,128
	Travelers Cos. Inc.	502,663	76,410
	Hershey Co.	408,930	69,211
	Arthur J Gallagher & Co.	452,259	67,228
	Mastercard Inc. Class A	187,262	65,107
	Service Corp. International	1,075,652	64,819
*	Berkshire Hathaway Inc. Class B	231,234	63,113
*	CBRE Group Inc. Class A	645,636	62,859
	Albemarle Corp.	273,839	59,963
	Merck & Co. Inc.	794,720	59,691
*	Cloudflare Inc. Class A	521,651	58,764
*	Waters Corp.	160,188	57,235
	American Express Co.	339,306	56,844
	Estee Lauder Cos. Inc. Class A	176,252	52,863
	TJX Cos. Inc.	797,259	52,603
	Analog Devices Inc.	312,940	52,411
*	DoorDash Inc. Class A	250,739	51,647
	Thermo Fisher Scientific Inc.	90,032	51,438
*	CarMax Inc.	391,562	50,104
*	Alnylam Pharmaceuticals Inc.	264,701	49,978
	Electronic Arts Inc.	349,053	49,653
*	Twilio Inc. Class A	151,535	48,347
	CH Robinson Worldwide Inc.	552,646	48,080
	Fastenal Co.	929,821	47,988
*	ABIOMED Inc.	146,859	47,806
*	Trade Desk Inc. Class A	679,022	47,735
	S&P Global Inc.	110,976	47,153
	Kimberly-Clark Corp.	348,362	46,137
*	SiteOne Landscape Supply Inc.	228,014	45,482
	Archer-Daniels-Midland Co.	743,132	44,595
	Linde plc	149,805	43,950
	Teradyne Inc.	387,894	42,346
	ResMed Inc.	157,997	41,640
	Broadridge Financial Solutions Inc.	239,353	39,886
*	Globus Medical Inc. Class A	513,488	39,343
*	FTI Consulting Inc.	292,069	39,342
*	Axon Enterprise Inc.	221,455	38,759
	PepsiCo Inc.	256,571	38,591
	M&T Bank Corp.	251,543	37,565
*	Wayfair Inc. Class A	140,580	35,920
		Shares	Market Value• ($000)
	Progressive Corp.	382,884	34,609
*	Illumina Inc.	84,944	34,454
	United Parcel Service Inc. Class B	185,809	33,836
	Dolby Laboratories Inc. Class A	380,612	33,494
*	Netflix Inc.	54,822	33,460
*	Zillow Group Inc. Class C	375,390	33,087
	Charles Schwab Corp.	448,811	32,691
	Activision Blizzard Inc.	376,144	29,110
	Wells Fargo & Co.	627,186	29,108
*	Datadog Inc. Class A	204,843	28,955
	Hartford Financial Services Group Inc.	409,567	28,772
*	Snowflake Inc. Class A	94,954	28,717
	Procter & Gamble Co.	197,859	27,661
*	DexCom Inc.	49,818	27,244
*	Teladoc Health Inc.	213,959	27,132
*	Carvana Co. Class A	89,124	26,874
	Aon plc Class A (XNYS)	92,155	26,335
*	Arista Networks Inc.	76,481	26,282
	Paychex Inc.	225,069	25,309
	Marsh & McLennan Cos. Inc.	166,984	25,286
*	Novocure Ltd.	212,334	24,667
*	Certara Inc.	744,411	24,640
*	Lyft Inc. Class A	456,006	24,437
*	CoStar Group Inc.	281,143	24,195
	PACCAR Inc.	299,640	23,648
	Willis Towers Watson plc	100,632	23,393
*	STAAR Surgical Co.	176,616	22,701
	MarketAxess Holdings Inc.	53,509	22,511
*	Eventbrite Inc. Class A	1,147,709	21,703
	Bank of New York Mellon Corp.	404,509	20,970
*	Chegg Inc.	299,309	20,359
	Expeditors International of Washington Inc.	169,599	20,204
*	Stericycle Inc.	287,178	19,520
	Union Pacific Corp.	99,063	19,417
	Intel Corp.	351,424	18,724
	Automatic Data Processing Inc.	86,613	17,316
	Citigroup Inc.	246,740	17,316
*	Peloton Interactive Inc. Class A	198,694	17,296
*	Howard Hughes Corp.	192,647	16,916
*	Spotify Technology SA	69,845	15,739
*	Exact Sciences Corp.	157,126	14,998
	Illinois Tool Works Inc.	70,667	14,602
	CME Group Inc.	75,004	14,504
	Chubb Ltd.	83,123	14,420
	Colgate-Palmolive Co.	178,648	13,502
*	IAC/InterActiveCorp.	102,202	13,316
*	Vimeo Inc.	451,785	13,269
*	Oscar Health Inc. Class A	727,943	12,659
	Omnicom Group Inc.	146,318	10,602
	3M Co.	53,114	9,317
*	LendingTree Inc.	35,806	5,007
	Organon & Co.	51,353	1,684
*,2	Samsonite International SA	449,400	965
	PriceSmart Inc.	2,038	158
			4,993,733
Total Common Stocks (Cost $5,891,122)			8,727,251

Global Equity Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (5.2%)
Money Market Fund (5.2%)
[4,5]	Vanguard Market Liquidity Fund, 0.068% (Cost $469,278)	4,693,254	469,326
Total Investments (101.5%) (Cost $6,360,400)			9,196,577
Other Assets and Liabilities—Net (-1.5%)			(133,737)
Net Assets (100%)			9,062,840
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $14,834,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $241,532,000, representing 2.7% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $16,647,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	653	140,321	(5,107)
MSCI EAFE Index	December 2021	543	61,549	(2,270)
MSCI Emerging Markets Index	December 2021	471	29,334	(465)
				(7,842)

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,891,122)	8,727,251
Affiliated Issuers (Cost $469,278)	469,326
Total Investments in Securities	9,196,577
Investment in Vanguard	305
Cash Collateral Pledged—Futures Contracts	12,523
Foreign Currency, at Value (Cost $5,338)	5,291
Receivables for Investment Securities Sold	16,243
Receivables for Accrued Income	15,756
Receivables for Capital Shares Issued	2,062
Total Assets	9,248,757
Liabilities
Due to Custodian	10,348
Payables for Investment Securities Purchased	146,757
Collateral for Securities on Loan	16,647
Payables to Investment Advisor	5,316
Payables for Capital Shares Redeemed	2,222
Payables to Vanguard	833
Variation Margin Payable—Futures Contracts	1,692
Deferred Foreign Capital Gains Taxes	2,102
Total Liabilities	185,917
Net Assets	9,062,840
At September 30, 2021, net assets consisted of:

Paid-in Capital	5,505,235
Total Distributable Earnings (Loss)	3,557,605
Net Assets	9,062,840

Net Assets
Applicable to 218,246,340 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,062,840
Net Asset Value Per Share	$41.53

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends[1]	114,694
Interest[2]	277
Securities Lending—Net	329
Total Income	115,300
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,269
Performance Adjustment	(121)
The Vanguard Group—Note C
Management and Administrative	17,519
Marketing and Distribution	516
Custodian Fees	264
Auditing Fees	42
Shareholders’ Reports	73
Trustees’ Fees and Expenses	6
Total Expenses	37,568
Net Investment Income	77,732
Realized Net Gain (Loss)
Investment Securities Sold[2]	674,174
Futures Contracts	49,788
Forward Currency Contracts	2
Foreign Currencies	(556)
Realized Net Gain (Loss)	723,408
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	1,118,445
Futures Contracts	(7,343)
Foreign Currencies	(211)
Change in Unrealized Appreciation (Depreciation)	1,110,891
Net Increase (Decrease) in Net Assets Resulting from Operations	1,912,031
1	Dividends are net of foreign withholding taxes of $6,438,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $265,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $2,102,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,732	66,778
Realized Net Gain (Loss)	723,408	154,118
Change in Unrealized Appreciation (Depreciation)	1,110,891	669,458
Net Increase (Decrease) in Net Assets Resulting from Operations	1,912,031	890,354
Distributions
Total Distributions	(221,418)	(418,327)
Capital Share Transactions
Issued	1,446,524	877,776
Issued in Lieu of Cash Distributions	201,858	381,376
Redeemed	(1,085,511)	(1,434,400)
Net Increase (Decrease) from Capital Share Transactions	562,871	(175,248)
Total Increase (Decrease)	2,253,484	296,779
Net Assets
Beginning of Period	6,809,356	6,512,577
End of Period	9,062,840	6,809,356

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$33.31	$30.75	$32.62	$29.98	$25.18
Investment Operations
Net Investment Income[1]	.371	.312	.700[2]	.426	.351
Net Realized and Unrealized Gain (Loss) on Investments	8.939	4.219	(.354)	2.618	4.823
Total from Investment Operations	9.310	4.531	.346	3.044	5.174
Distributions
Dividends from Net Investment Income	(.254)	(.742)	(.416)	(.404)	(.374)
Distributions from Realized Capital Gains	(.836)	(1.229)	(1.800)	—	—
Total Distributions	(1.090)	(1.971)	(2.216)	(.404)	(.374)
Net Asset Value, End of Period	$41.53	$33.31	$30.75	$32.62	$29.98
Total Return[3]	28.29%	15.10%	2.19%	10.22%	20.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,063	$6,809	$6,513	$5,769	$5,387
Ratio of Total Expenses to Average Net Assets[4]	0.45%	0.45%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.02%	2.35%[2]	1.34%	1.30%
Portfolio Turnover Rate	28%	22%	49%	40%	47%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.200 and 0.67%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.00%), 0.02%, 0.02%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Notes to Financial Statements
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

Global Equity Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The fund had no open forward currency contracts at September 30, 2021.

Global Equity Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow

Global Equity Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Marathon Asset Management Limited each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Marathon Asset Management Limited are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended September 30, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $121,000 (less than 0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of

Global Equity Fund
$305,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	5,209,388	965	—	5,210,353
Common Stocks—Other	410,375	3,072,779	33,744	3,516,898
Temporary Cash Investments	469,326	—	—	469,326
Total	6,089,089	3,073,744	33,744	9,196,577
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	7,842	—	—	7,842
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At September 30, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	7,842	—	7,842
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	49,788	—	49,788
Forward Currency Contracts	—	2	2
Realized Net Gain (Loss) on Derivatives	49,788	2	49,790
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(7,343)	—	(7,343)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	29,902
Total Distributable Earnings (Loss)	(29,902)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	137,868
Undistributed Long-Term Gains	598,642
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,819,823

Global Equity Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	86,958	157,454
Long-Term Capital Gains	134,460	260,873
Total	221,418	418,327
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,374,618
Gross Unrealized Appreciation	3,048,237
Gross Unrealized Depreciation	(226,278)
Net Unrealized Appreciation (Depreciation)	2,821,959
G.	During the year ended September 30, 2021, the fund purchased $2,596,418,000 of investment securities and sold $2,201,007,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	35,863	28,768
Issued in Lieu of Cash Distributions	5,367	12,107
Redeemed	(27,438)	(48,231)
Net Increase (Decrease) in Shares Outstanding	13,792	(7,356)
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Global Equity Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $158,248,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $81,040,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 18.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1290 112021

Annual Report   |   September 30, 2021
Vanguard Strategic Small-Cap Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Strategic Small-Cap Equity Fund returned 56.05% for the 12 months ended September 30, 2021. The fund outperformed its benchmark index, which returned 52.25%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers has been one of the keys to the rebound. Stock returns were excellent for the 12-month period, reflecting the recovery following the sharp downturn at the start of the pandemic.
•	Small-capitalization stocks outpaced large- and mid-caps, and value stocks returned more than growth stocks.
•	Health care, information technology, and utilities were the top contributors to performance. Consumer discretionary, real estate, and communication services detracted.
•	For the 10 years ended September 30, 2021, the fund posted an average annual return of 14.76%. That was below the benchmark’s return of 15.32%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
1

Advisor’s Report
For the 12 months ended September 30, 2021, Vanguard Strategic Small-Cap Equity Fund returned 56.05%. It outperformed its benchmark, the MSCI US Small Cap 1750 Index, which returned 52.25%.
Investment environment
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Quick, far-reaching support from policymakers has also been vital to the rebound.
Because the 12 months under review reflect the recovery in stocks following the sharp downturn at the start of the pandemic, results were excellent. The Russell 3000 Index, the benchmark for the entire U.S. stock market, returned 31.88% for the period. In the United States, where the fund concentrates its investments, small-capitalization stocks outpaced mid- and large-caps, and value stocks returned more than growth stocks.
Investment objective and strategy
Although we consider it important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare stocks within industry groups to identify those we believe will outperform over time.
Our strict quantitative approach evaluates a stock’s attractiveness based on several key characteristics, including high quality, with healthy balance sheets and steady cash-flow generation; effective management decisions, including sound investment policies that favor internal over external funding; consistent earnings growth, with the ability to grow earnings year after year; strong market sentiment, or market confirmation of our view; and reasonable valuation, focused on avoiding overpriced stocks. During the period, we added a sixth criterion, a defensive model that evaluates heavily shorted stocks, as this can signal concerns about future company prospects.
Using these six themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns.
Our successes and shortfalls
Our value, management decisions, and market sentiment models aided relative performance, but our quality, growth, and defensive models detracted. At the sector level, five of the 11 industry sectors helped performance. Health care, information technology, and utilities were the top contributors. Health care was aided in particular by strong selection in biotech companies. Consumer discretionary, communication services, and real estate were the biggest detractors.
The portfolio benefited from overweights to Atkore in industrials, SunPower and Workiva in information technology, and

2

Pacific Biosciences and AMAG Pharmaceuticals in health care. The greatest shortfalls came from underweights to Plug Power in industrials and AMC Entertainment in communication services. Overweight positions in GEO Group, in real estate; Meritage Homes, in consumer discretionary; and Booz Allen Hamilton, in industrials, also hurt results.
We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us over the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.
We thank you for your investment and look forward to the coming fiscal year.
Portfolio Managers:
Cesar Orosco
Binbin Guo, Principal, Head of Alpha Equity Investments
Vanguard Quantitative Equity Group
October 12, 2021
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2021
Strategic Small-Cap Equity Fund	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,048.20	$1.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.77	1.32
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Small-Cap Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2011, Through September 30, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Small-Cap Equity Fund	56.05%	12.18%	14.76%	$39,607
MSCI US Small Cap 1750 Index	52.25	14.06	15.32	41,596
Dow Jones U.S. Total Stock Market Float Adjusted Index	32.13	16.82	16.56	46,280
See Financial Highlights for dividend and capital gains information.
6

Strategic Small-Cap Equity Fund
Fund Allocation
As of September 30, 2021
Communication Services	2.7%
Consumer Discretionary	12.7
Consumer Staples	3.3
Energy	4.9
Financials	16.3
Health Care	15.7
Industrials	15.7
Information Technology	14.7
Materials	4.3
Real Estate	7.3
Utilities	2.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Small-Cap Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Communication Services (2.7%)
	New York Times Co. Class A	180,993	8,918
	TEGNA Inc.	400,591	7,900
*	Consolidated Communications Holdings Inc.	706,664	6,494
*	Cargurus Inc.	202,892	6,373
*	Cars.com Inc.	421,219	5,328
	Nexstar Media Group Inc. Class A	16,176	2,458
*	Iridium Communications Inc.	48,730	1,942
*	Yelp Inc. Class A	39,950	1,488
	Gray Television Inc.	30,456	695
	Sinclair Broadcast Group Inc. Class A	21,650	686
*	Gogo Inc.	30,074	520
*	PubMatic Inc. Class A	19,639	517
*	EverQuote Inc. Class A	19,194	358
			43,677
Consumer Discretionary (12.6%)
*	Deckers Outdoor Corp.	32,407	11,673
	Brunswick Corp.	101,704	9,689
	Foot Locker Inc.	157,884	7,209
*	frontdoor Inc.	159,274	6,674
*	Tri Pointe Homes Inc.	300,769	6,322
*	Tenneco Inc. Class A	412,573	5,887
*	Gentherm Inc.	64,171	5,193
*	American Axle & Manufacturing Holdings Inc.	585,202	5,156
*	Crocs Inc.	34,740	4,985
	Signet Jewelers Ltd.	61,941	4,891
*	AutoNation Inc.	36,570	4,453
	Hibbett Inc.	62,136	4,396
*	Scientific Games Corp. Class A	52,510	4,362
	Kohl's Corp.	91,021	4,286
*	Everi Holdings Inc.	173,545	4,196
	Shutterstock Inc.	36,341	4,118
	Papa John's International Inc.	30,782	3,909
*	Qurate Retail Inc. Series A	369,986	3,770
*	Skyline Champion Corp.	62,346	3,745
	Movado Group Inc.	113,186	3,564
*	Revolve Group Inc.	57,543	3,555
		Shares	Market Value• ($000)
	Texas Roadhouse Inc. Class A	37,669	3,440
	Williams-Sonoma Inc.	18,870	3,346
	Churchill Downs Inc.	13,464	3,233
	Tempur Sealy International Inc.	66,589	3,090
	Jack in the Box Inc.	31,054	3,023
	Oxford Industries Inc.	31,966	2,882
*	SeaWorld Entertainment Inc.	50,023	2,767
*	Perdoceo Education Corp.	257,135	2,715
*	Ruth's Hospitality Group Inc.	130,725	2,707
*	Abercrombie & Fitch Co. Class A	71,908	2,706
	Wendy's Co.	121,842	2,642
*	Dine Brands Global Inc.	31,336	2,545
	Ethan Allen Interiors Inc.	103,428	2,451
*	Victoria's Secret & Co.	44,219	2,444
	Winnebago Industries Inc.	31,888	2,310
*	Master Craft Boat Holdings Inc.	89,729	2,250
	Macy's Inc.	91,934	2,078
*	Adtalem Global Education Inc.	52,377	1,980
	Group 1 Automotive Inc.	10,507	1,974
*	Urban Outfitters Inc.	65,811	1,954
	Aaron's Co. Inc.	67,709	1,865
*	Capri Holdings Ltd.	38,177	1,848
*	Sleep Number Corp.	18,928	1,769
*	Brinker International Inc.	35,935	1,763
	Del Taco Restaurants Inc.	198,903	1,737
*	Goodyear Tire & Rubber Co.	95,146	1,684
*	Dave & Buster's Entertainment Inc.	43,807	1,679
*	Boyd Gaming Corp.	26,293	1,663
*	Conn's Inc.	68,553	1,565
	Travel + Leisure Co.	28,173	1,536
*	Red Rock Resorts Inc. Class A	29,392	1,506
*	MarineMax Inc.	30,766	1,493
*	Lumber Liquidators Holdings Inc.	79,326	1,482
*	Fossil Group Inc.	121,434	1,439
*	Bed Bath & Beyond Inc.	82,933	1,433
*	Red Robin Gourmet Burgers Inc.	57,833	1,334
*	XPEL Inc.	16,989	1,289
*	WW International Inc.	47,560	868
8

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Duluth Holdings Inc. Class B	61,651	840
*	Bloomin' Brands Inc.	33,245	831
*	Fiesta Restaurant Group Inc.	71,921	788
	Steven Madden Ltd.	18,564	746
*	Meritage Homes Corp.	7,385	716
*	Lovesac Co.	10,716	708
*	Academy Sports & Outdoors Inc.	16,942	678
*	Six Flags Entertainment Corp.	15,725	668
*	Overstock.com Inc.	7,606	593
*	Chuy's Holdings Inc.	18,146	572
	Haverty Furniture Cos. Inc.	16,769	565
*	Lands' End Inc.	23,020	542
*	Penn National Gaming Inc.	7,352	533
*	Genesco Inc.	9,167	529
*	El Pollo Loco Holdings Inc.	27,230	460
*	American Public Education Inc.	15,155	388
*	Modine Manufacturing Co.	32,154	364
	Sonic Automotive Inc. Class A	5,980	314
*	Groupon Inc. Class A	12,133	277
			203,635
Consumer Staples (3.2%)
	Coca-Cola Consolidated Inc.	24,551	9,677
	Ingles Markets Inc. Class A	107,020	7,066
*	Darling Ingredients Inc.	90,208	6,486
	John B Sanfilippo & Son Inc.	71,690	5,858
	Vector Group Ltd.	389,534	4,967
*	Herbalife Nutrition Ltd.	86,027	3,646
*	USANA Health Sciences Inc.	37,027	3,414
*	BJ's Wholesale Club Holdings Inc.	48,719	2,676
*	Central Garden & Pet Co. Class A	54,604	2,348
	PriceSmart Inc.	24,916	1,932
	Nu Skin Enterprises Inc. Class A	44,201	1,789
	Medifast Inc.	8,628	1,662
*	Pilgrim's Pride Corp.	37,674	1,096
			52,617
Energy (4.9%)
	APA Corp.	595,098	12,753
	Cimarex Energy Co.	133,287	11,623
	Targa Resources Corp.	172,493	8,488
*	Southwestern Energy Co.	1,124,889	6,232
	Ovintiv Inc.	168,408	5,537
	Northern Oil and Gas Inc.	196,860	4,213
*	Whiting Petroleum Corp.	64,083	3,743
	PDC Energy Inc.	69,250	3,282
	Magnolia Oil & Gas Corp. Class A	144,076	2,563
*	Comstock Resources Inc.	232,706	2,408
	SM Energy Co.	90,259	2,381
*	Denbury Inc.	33,198	2,332
*	CONSOL Energy Inc.	82,987	2,159
*	EnLink Midstream LLC	313,494	2,138
*	Oceaneering International Inc.	128,290	1,709
	Texas Pacific Land Corp.	1,407	1,702
*	Callon Petroleum Co.	29,115	1,429
		Shares	Market Value• ($000)
*	Arch Resources Inc.	13,535	1,255
*	REX American Resources Corp.	13,944	1,114
*	TechnipFMC plc	143,414	1,080
*	Range Resources Corp.	37,902	858
*	W&T Offshore Inc.	131,840	490
			79,489
Financials (16.2%)
	PacWest Bancorp	241,817	10,959
	Primerica Inc.	70,373	10,811
	SLM Corp.	555,639	9,779
	International Bancshares Corp.	220,233	9,171
	CNO Financial Group Inc.	382,513	9,004
	FNB Corp.	757,605	8,803
	Hancock Whitney Corp.	175,652	8,277
	Umpqua Holdings Corp.	406,298	8,228
	OFG Bancorp	318,344	8,029
	Stifel Financial Corp.	110,748	7,526
	Hanover Insurance Group Inc.	57,163	7,409
	Ameris Bancorp	139,504	7,237
	Stewart Information Services Corp.	110,943	7,018
	OneMain Holdings Inc.	126,189	6,982
	Prosperity Bancshares Inc.	94,280	6,706
*	Enova International Inc.	190,095	6,568
	New York Community Bancorp Inc.	429,602	5,529
	Walker & Dunlop Inc.	47,938	5,441
	Navient Corp.	275,597	5,438
	Popular Inc.	69,229	5,377
	Hope Bancorp Inc.	366,289	5,289
	Associated Banc-Corp.	242,438	5,193
	Brightsphere Investment Group Inc.	187,964	4,912
	First Financial Bancorp	189,491	4,436
	First BanCorp (XNYS)	300,440	3,951
	Bank OZK	90,001	3,868
	Synovus Financial Corp.	84,152	3,693
	CVB Financial Corp.	173,377	3,532
	Nelnet Inc. Class A	42,595	3,375
	Banner Corp.	59,977	3,311
	B Riley Financial Inc.	52,666	3,109
	Janus Henderson Group plc	75,010	3,100
	First American Financial Corp.	45,022	3,019
	Affiliated Managers Group Inc.	19,656	2,970
	Universal Insurance Holdings Inc.	218,341	2,847
	PennyMac Financial Services Inc.	45,059	2,754
	Federated Hermes Inc.	80,999	2,632
	United Community Banks Inc.	78,009	2,560
	Pacific Premier Bancorp Inc.	56,847	2,356
*	Encore Capital Group Inc.	47,722	2,351
*	Mr Cooper Group Inc.	55,344	2,279
	Oppenheimer Holdings Inc. Class A	50,330	2,279
	Cowen Inc. Class A	62,103	2,131
*	PROG Holdings Inc.	49,765	2,091
	Westamerica BanCorp	33,964	1,911
*	Enstar Group Ltd.	7,454	1,750

9

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Columbia Banking System Inc.	41,185	1,565
	Southside Bancshares Inc.	39,049	1,495
	S&T Bancorp Inc.	47,642	1,404
	Meta Financial Group Inc.	25,402	1,333
	SouthState Corp.	17,443	1,302
	HomeStreet Inc.	31,524	1,297
	WSFS Financial Corp.	24,141	1,239
	Piper Sandler Cos.	8,860	1,227
*	Silvergate Capital Corp. Class A	10,472	1,210
*	Upstart Holdings Inc.	3,651	1,155
	Old National Bancorp	64,922	1,100
	Radian Group Inc.	39,292	893
	Virtus Investment Partners Inc.	2,861	888
	Hilltop Holdings Inc.	23,907	781
	First Busey Corp.	31,341	772
	Virtu Financial Inc. Class A	31,110	760
	Wintrust Financial Corp.	9,159	736
	Towne Bank	22,946	714
	Seacoast Banking Corp. of Florida	20,443	691
	Curo Group Holdings Corp.	35,374	613
	Central Pacific Financial Corp.	23,633	607
	Sandy Spring Bancorp Inc.	12,017	551
*	Brighthouse Financial Inc.	11,617	525
	BOK Financial Corp.	5,278	473
	Moelis & Co. Class A	7,645	473
	First Interstate BancSystem Inc. Class A	11,145	449
	First Merchants Corp.	9,744	408
	UMB Financial Corp.	4,092	396
	Northfield Bancorp Inc.	20,453	351
	Preferred Bank	5,257	351
	Heartland Financial USA Inc.	7,108	342
	Safety Insurance Group Inc.	4,301	341
	American Equity Investment Life Holding Co.	10,007	296
			262,729
Health Care (15.6%)
*	AMN Healthcare Services Inc.	87,382	10,027
*	Charles River Laboratories International Inc.	22,275	9,192
*	Medpace Holdings Inc.	47,481	8,987
	Bruker Corp.	110,512	8,631
*	LHC Group Inc.	50,788	7,969
*	Tenet Healthcare Corp.	113,237	7,523
*	Sarepta Therapeutics Inc.	70,514	6,521
*	Alkermes plc	210,131	6,480
	Select Medical Holdings Corp.	164,894	5,964
*	Veeva Systems Inc. Class A	19,154	5,520
*	Myriad Genetics Inc.	159,495	5,150
*	STAAR Surgical Co.	39,573	5,086
*	Atara Biotherapeutics Inc.	264,307	4,731
*	Travere Thrapeutics Inc.	193,407	4,690
*	Enanta Pharmaceuticals Inc.	81,997	4,658
*	Quidel Corp.	32,576	4,598
*	Amedisys Inc.	30,374	4,529
*	ICU Medical Inc.	17,628	4,114
		Shares	Market Value• ($000)
*	Agenus Inc.	778,442	4,087
*	Tandem Diabetes Care Inc.	32,264	3,852
*	Repligen Corp.	12,479	3,606
*	Globus Medical Inc. Class A	46,726	3,580
*	NextGen Healthcare Inc.	242,549	3,420
*	CytomX Therapeutics Inc.	555,119	2,826
*	Natera Inc.	25,065	2,793
*	Ionis Pharmaceuticals Inc.	81,204	2,724
*	ImmunoGen Inc.	472,454	2,679
*	ModivCare Inc.	14,678	2,666
*	CareDx Inc.	42,034	2,664
*	Neogen Corp.	61,112	2,654
*	Novavax Inc.	12,695	2,632
*	Endo International plc	780,115	2,528
*	Joint Corp.	25,211	2,471
*	Inogen Inc.	56,743	2,445
*	Precision BioSciences Inc.	207,463	2,394
*	ACADIA Pharmaceuticals Inc.	140,923	2,341
*	AngioDynamics Inc.	83,983	2,178
*	Community Health Systems Inc.	183,967	2,152
*	CorVel Corp.	11,429	2,128
*,1	Clovis Oncology Inc.	456,739	2,037
*	Tivity Health Inc.	87,923	2,027
	Ensign Group Inc.	26,438	1,980
*	Emergent BioSolutions Inc.	39,497	1,978
*	Pacific Biosciences of California Inc.	75,403	1,927
*	MEDNAX Inc.	67,015	1,905
*	Maravai LifeSciences Holdings Inc. Class A	36,128	1,773
*	Bluebird Bio Inc.	89,801	1,716
*	Intellia Therapeutics Inc.	12,789	1,716
*	Intercept Pharmaceuticals Inc.	114,167	1,695
*	Invitae Corp.	58,153	1,653
*	Prestige Consumer Healthcare Inc.	28,728	1,612
*	Puma Biotechnology Inc.	227,827	1,597
*	Apellis Pharmaceuticals Inc.	47,421	1,563
*	MacroGenics Inc.	74,540	1,561
*	Inari Medical Inc.	19,054	1,545
	Owens & Minor Inc.	49,017	1,534
*	Theravance Biopharma Inc.	186,722	1,382
*	PTC Therapeutics Inc.	35,917	1,336
*	Meridian Bioscience Inc.	68,224	1,313
*	RadNet Inc.	44,354	1,300
*,1	Esperion Therapeutics Inc.	103,744	1,250
*	Prothena Corp. plc	17,486	1,246
*	Minerva Neurosciences Inc.	715,684	1,245
*	AnaptysBio Inc.	45,021	1,221
*	NanoString Technologies Inc.	24,321	1,168
*	Omnicell Inc.	7,807	1,159
*	Option Care Health Inc.	47,267	1,147
*	Dynavax Technologies Corp.	56,210	1,080
*	Twist Bioscience Corp.	9,851	1,054
*	Merus NV	45,011	990
*	Radius Health Inc.	79,111	982
*	Blueprint Medicines Corp.	9,377	964
*	Akebia Therapeutics Inc.	331,679	955
	U.S. Physical Therapy Inc.	8,264	914
*	Allogene Therapeutics Inc.	35,521	913

10

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Envista Holdings Corp.	21,718	908
*	Computer Programs and Systems Inc.	23,856	846
*	Zymeworks Inc.	28,859	838
*	Tactile Systems Technology Inc.	18,794	835
*	Fulgent Genetics Inc.	8,976	807
*	Veracyte Inc.	16,258	755
*	Assembly Biosciences Inc.	212,676	740
*	Pennant Group Inc.	25,714	722
*	Allscripts Healthcare Solutions Inc.	53,621	717
*	UniQure N.V.	22,388	717
*	Vanda Pharmaceuticals Inc.	41,616	713
*	Molecular Templates Inc.	104,179	699
*	Shockwave Medical Inc.	3,387	697
*	Athira Pharma Inc.	73,583	690
	LeMaitre Vascular Inc.	12,951	688
*	Personalis Inc.	35,394	681
*	Cross Country Healthcare Inc.	31,636	672
*	Inspire Medical Systems Inc.	2,593	604
*	Sangamo Therapeutics Inc.	66,774	602
*	Anavex Life Sciences Corp.	31,116	559
*,1	Ocugen Inc.	74,227	533
*	Turning Point Therapeutics Inc.	7,969	529
*	Deciphera Pharmaceuticals Inc.	15,501	527
*,1	Co-Diagnostics Inc.	53,218	518
	National HealthCare Corp.	7,339	514
*	Denali Therapeutics Inc.	9,921	500
*	Seres Therapeutics Inc.	71,026	494
*	Apollo Medical Holdings Inc.	5,373	489
*	Xencor Inc.	14,949	488
*	Essa Pharma Inc.	59,917	479
*	Precigen Inc.	95,719	478
*	FibroGen Inc.	46,574	476
*	Odonate Therapeutics Inc.	161,720	471
*	REGENXBIO Inc.	11,228	471
*	Inovio Pharmaceuticals Inc.	64,601	463
*	Harmony Biosciences Holdings Inc.	11,979	459
*	Fate Therapeutics Inc.	7,716	457
*	Orthofix Medical Inc.	11,187	426
	Chemed Corp.	850	395
*	BioCryst Pharmaceuticals Inc.	27,362	393
*	GlycoMimetics Inc.	177,063	388
*	Cardiovascular Systems Inc.	11,630	382
*	Rigel Pharmaceuticals Inc.	104,846	381
*	C4 Therapeutics Inc.	8,027	359
*	Sage Therapeutics Inc.	7,947	352
*	Amneal Pharmaceuticals Inc.	61,720	330
*	Vir Biotechnology Inc.	7,406	322
*	Organogenesis Holdings Inc. Class A	21,709	309
*	Arcutis Biotherapeutics Inc.	12,589	301
*	Spectrum Pharmaceuticals Inc.	134,742	294
*	MiMedx Group Inc.	47,702	289
*	Voyager Therapeutics Inc.	102,911	271
*	WaVe Life Sciences Ltd.	48,932	240
		Shares	Market Value• ($000)
*,1	Acorda Therapeutics Inc.	38,060	175
			253,071
Industrials (15.6%)
	EMCOR Group Inc.	89,737	10,354
	AGCO Corp.	84,247	10,323
	Kforce Inc.	160,298	9,560
	Allison Transmission Holdings Inc.	264,619	9,346
	Rush Enterprises Inc. Class A	204,573	9,239
	Hillenbrand Inc.	199,840	8,523
*	Atkore Inc.	93,405	8,119
	Boise Cascade Co.	142,656	7,701
*	GMS Inc.	166,309	7,284
	Triton International Ltd.	136,892	7,124
	ABM Industries Inc.	155,987	7,021
	ArcBest Corp.	80,925	6,617
*	Clean Harbors Inc.	58,440	6,070
	Terex Corp.	141,300	5,949
	Oshkosh Corp.	57,064	5,842
	Mueller Industries Inc.	136,693	5,618
	ManpowerGroup Inc.	50,057	5,420
	Ryder System Inc.	64,422	5,328
	Booz Allen Hamilton Holding Corp. Class A	60,358	4,789
*	Titan Machinery Inc.	182,769	4,736
	Ennis Inc.	238,271	4,491
	Applied Industrial Technologies Inc.	49,304	4,444
	Tetra Tech Inc.	29,714	4,438
*	Avis Budget Group Inc.	37,790	4,403
	UFP Industries Inc.	62,533	4,251
	nVent Electric plc	128,860	4,166
	Franklin Electric Co. Inc.	51,058	4,077
	Acuity Brands Inc.	23,347	4,048
	GrafTech International Ltd.	383,888	3,962
*	Veritiv Corp.	36,995	3,313
*	Meritor Inc.	152,219	3,244
*	SkyWest Inc.	62,566	3,087
	Herman Miller Inc.	81,956	3,086
	Primoris Services Corp.	125,155	3,065
	Matson Inc.	37,651	3,039
	Deluxe Corp.	81,897	2,939
	HNI Corp.	70,324	2,582
	Encore Wire Corp.	24,841	2,356
	Genco Shipping & Trading Ltd.	108,461	2,183
*	Cornerstone Building Brands Inc.	143,371	2,095
*	Masonite International Corp.	19,691	2,090
	Douglas Dynamics Inc.	57,184	2,076
	Argan Inc.	44,801	1,956
	Heidrick & Struggles International Inc.	39,346	1,756
*	JELD-WEN Holding Inc.	69,900	1,750
*	Hub Group Inc. Class A	24,711	1,699
*	Beacon Roofing Supply Inc.	33,954	1,622
	Exponent Inc.	13,848	1,567
	Brady Corp. Class A	30,497	1,546
	Wabash National Corp.	99,134	1,500
	Astec Industries Inc.	25,759	1,386
*	Herc Holdings Inc.	8,468	1,384
*	American Woodmark Corp.	19,499	1,275
*	AECOM	18,816	1,188
	H&E Equipment Services Inc.	32,607	1,132

11

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Daseke Inc.	121,587	1,120
	Matthews International Corp. Class A	31,537	1,094
*	SPX Corp.	18,825	1,006
	Schneider National Inc. Class B	42,704	971
*	Tutor Perini Corp.	73,861	959
	Watts Water Technologies Inc. Class A	4,879	820
	Pitney Bowes Inc.	113,017	815
	REV Group Inc.	46,399	796
*	Blue Bird Corp.	35,721	745
*	Manitowoc Co. Inc.	34,372	736
	Kelly Services Inc. Class A	38,267	722
	Interface Inc. Class A	41,285	625
*	NOW Inc.	79,744	610
*	TrueBlue Inc.	21,957	595
*	Quad/Graphics Inc.	135,304	575
	Global Industrial Co.	14,500	549
*	Spirit Airlines Inc.	17,352	450
*	MYR Group Inc.	3,950	393
*	MRC Global Inc.	51,185	376
*,1	Nikola Corp.	32,284	344
*	Allegiant Travel Co.	1,690	330
	Timken Co.	5,040	330
			253,120
Information Technology (14.6%)
*	Manhattan Associates Inc.	83,470	12,773
	Jabil Inc.	214,651	12,529
	MKS Instruments Inc.	71,876	10,847
	TTEC Holdings Inc.	98,920	9,252
*	Box Inc. Class A	380,430	9,005
*	CommScope Holding Co. Inc.	536,134	7,286
*	Teradata Corp.	126,918	7,279
*	Concentrix Corp.	40,029	7,085
	Maximus Inc.	78,241	6,510
*	Nutanix Inc. Class A	164,330	6,195
*	A10 Networks Inc.	456,950	6,160
	Avnet Inc.	161,687	5,978
*	Extreme Networks Inc.	539,417	5,313
*	Domo Inc. Class B	58,569	4,946
	Alliance Data Systems Corp.	46,663	4,708
*	Super Micro Computer Inc.	121,028	4,426
*	Alpha & Omega Semiconductor Ltd.	139,070	4,363
*	Workiva Inc. Class A	30,201	4,257
*	Avaya Holdings Corp.	208,457	4,125
*	Alarm.com Holdings Inc.	52,271	4,087
*	Ultra Clean Holdings Inc.	94,821	4,039
*	Allegro MicroSystems Inc.	115,237	3,683
*	Unisys Corp.	145,228	3,651
*	Digital Turbine Inc.	53,048	3,647
	Amkor Technology Inc.	145,353	3,627
	SYNNEX Corp.	32,371	3,370
	CSG Systems International Inc.	69,154	3,333
*	Pure Storage Inc. Class A	127,575	3,210
*	Tenable Holdings Inc.	67,418	3,111
*	Vonage Holdings Corp.	185,806	2,995
*	Plantronics Inc.	110,603	2,844
*	Fabrinet	27,598	2,829
*	Diebold Nixdorf Inc.	265,758	2,687
*	SMART Global Holdings Inc.	60,309	2,684
*	Sanmina Corp.	69,002	2,659
		Shares	Market Value• ($000)
*	LiveRamp Holdings Inc.	55,583	2,625
*	MACOM Technology Solutions Holdings Inc. Class H	40,404	2,621
*	Agilysys Inc.	49,789	2,607
*	Axcelis Technologies Inc.	54,831	2,579
*	MaxLinear Inc.	50,853	2,504
*	Mimecast Ltd.	39,180	2,492
*	CommVault Systems Inc.	31,535	2,375
*	Ichor Holdings Ltd.	49,953	2,053
*	Zuora Inc. Class A	119,516	1,982
*	Verint Systems Inc.	41,400	1,854
*	Benefitfocus Inc.	166,496	1,848
*	International Money Express Inc.	105,444	1,761
	Xperi Holding Corp.	92,527	1,743
*	Yext Inc.	128,996	1,552
*	NeoPhotonics Corp.	165,276	1,439
*	Brightcove Inc.	116,126	1,340
*	Plexus Corp.	14,416	1,289
*	Calix Inc.	23,782	1,175
	ADTRAN Inc.	60,729	1,139
*	Veeco Instruments Inc.	50,925	1,131
*	Momentive Global Inc.	53,591	1,050
*	Conduent Inc.	145,216	957
	QAD Inc. Class A	10,840	947
*	Riot Blockchain Inc.	36,126	928
*	Advanced Micro Devices Inc.	8,956	922
*	Arlo Technologies Inc.	132,892	852
*	NETGEAR Inc.	25,993	829
*	Infinera Corp.	91,561	762
*	FireEye Inc.	40,137	714
*	Itron Inc.	8,933	676
*	Cambium Networks Corp.	18,649	675
*	Marathon Digital Holdings Inc.	19,764	624
*	Semtech Corp.	6,732	525
*	Cohu Inc.	16,220	518
*	SecureWorks Corp. Class A	24,748	492
*	Cognyte Software Ltd.	20,682	425
*	3D Systems Corp.	8,849	244
			235,742
Materials (4.3%)
	Louisiana-Pacific Corp.	190,211	11,673
	Schnitzer Steel Industries Inc. Class A	180,114	7,891
	Olin Corp.	156,821	7,566
	Commercial Metals Co.	201,665	6,143
	Eagle Materials Inc.	36,609	4,802
	U.S. Steel Corp.	179,360	3,940
*	TimkenSteel Corp.	245,621	3,213
*	O-I Glass Inc.	188,202	2,686
	Trinseo SA	46,437	2,507
*	AdvanSix Inc.	54,451	2,164
	Cabot Corp.	40,796	2,045
	Element Solutions Inc.	90,605	1,964
	Sensient Technologies Corp.	20,774	1,892
	Huntsman Corp.	49,907	1,477
	Warrior Met Coal Inc.	61,629	1,434
	SunCoke Energy Inc.	198,790	1,248
	Worthington Industries Inc.	18,418	971
*	Orion Engineered Carbons SA	51,544	940
	Tredegar Corp.	72,983	889
	Stepan Co.	7,014	792

12

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Innospec Inc.	8,522	718
*	Koppers Holdings Inc.	21,380	668
*	Cleveland-Cliffs Inc.	24,484	485
*	Clearwater Paper Corp.	12,336	473
	Hawkins Inc.	9,500	331
			68,912
Real Estate (7.3%)
	Life Storage Inc.	106,295	12,196
	PotlatchDeltic Corp.	188,782	9,737
	Piedmont Office Realty Trust Inc. Class A	492,075	8,577
	Brixmor Property Group Inc.	273,755	6,053
	SITE Centers Corp.	372,840	5,757
	Outfront Media Inc.	159,438	4,018
	Sabra Health Care REIT Inc.	263,560	3,880
[1]	Tanger Factory Outlet Centers Inc.	230,461	3,756
*	GEO Group Inc.	483,538	3,612
	Alexander & Baldwin Inc.	146,544	3,435
	Global Net Lease Inc.	210,462	3,372
*	Ryman Hospitality Properties Inc.	39,125	3,275
	Urban Edge Properties	176,464	3,231
*	Redfin Corp.	61,887	3,101
	Innovative Industrial Properties Inc.	11,871	2,744
	American Finance Trust Inc.	338,943	2,725
	Macerich Co.	161,565	2,700
*	Sunstone Hotel Investors Inc.	217,572	2,598
	National Storage Affiliates Trust	47,315	2,498
	Uniti Group Inc.	200,957	2,486
	RE/MAX Holdings Inc. Class A	72,013	2,244
	Apple Hospitality REIT Inc.	141,531	2,226
	American Assets Trust Inc.	59,167	2,214
	Highwoods Properties Inc.	47,364	2,077
*	Apartment Investment and Management Co. Class A	286,866	1,965
	Office Properties Income Trust	75,821	1,921
	Alexander's Inc.	7,342	1,913
	Universal Health Realty Income Trust	32,007	1,769
	One Liberty Properties Inc.	49,038	1,495
	RPT Realty	101,168	1,291
*	DiamondRock Hospitality Co.	125,939	1,190
*	Summit Hotel Properties Inc.	115,401	1,111
	City Office REIT Inc.	59,087	1,055
	UMH Properties Inc.	43,220	990
	Spirit Realty Capital Inc.	20,754	955
		Shares	Market Value• ($000)
	Service Properties Trust	76,454	857
	EPR Properties	16,588	819
*	Chatham Lodging Trust	49,135	602
	Kite Realty Group Trust	23,751	484
	Preferred Apartment Communities Inc. Class A	37,794	462
	Retail Value Inc.	14,991	395
	Easterly Government Properties Inc. Class A	16,363	338
			118,124
Utilities (2.4%)
	MDU Resources Group Inc.	306,042	9,080
	Hawaiian Electric Industries Inc.	159,244	6,502
	Otter Tail Corp.	104,319	5,839
	National Fuel Gas Co.	106,225	5,579
	Portland General Electric Co.	57,871	2,719
	Southwest Gas Holdings Inc.	36,150	2,418
	New Jersey Resources Corp.	62,523	2,176
	Unitil Corp.	33,551	1,435
	Spire Inc.	15,685	960
	Clearway Energy Inc. Class A	22,718	641
	IDACORP Inc.	5,874	607
	MGE Energy Inc.	6,120	450
	American States Water Co.	5,218	446
			38,852
Total Common Stocks (Cost $1,357,057)			1,609,968
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[2,3]	Vanguard Market Liquidity Fund, 0.068% (Cost $14,954)	149,563	14,956
Total Investments (100.3%) (Cost $1,372,011)			1,624,924
Other Assets and Liabilities—Net (-0.3%)			(5,562)
Net Assets (100%)			1,619,362
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,458,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $5,878,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

13

Strategic Small-Cap Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2021	83	9,133	(123)

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Small-Cap Equity Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,357,057)	1,609,968
Affiliated Issuers (Cost $14,954)	14,956
Total Investments in Securities	1,624,924
Investment in Vanguard	55
Cash Collateral Pledged—Futures Contracts	573
Receivables for Investment Securities Sold	3,968
Receivables for Accrued Income	762
Receivables for Capital Shares Issued	695
Total Assets	1,630,977
Liabilities
Due to Custodian	409
Payables for Investment Securities Purchased	810
Collateral for Securities on Loan	5,878
Payables for Capital Shares Redeemed	4,251
Payables to Vanguard	174
Variation Margin Payable—Futures Contracts	93
Total Liabilities	11,615
Net Assets	1,619,362
At September 30, 2021, net assets consisted of:

Paid-in Capital	1,124,677
Total Distributable Earnings (Loss)	494,685
Net Assets	1,619,362

Net Assets
Applicable to 36,883,731 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,619,362
Net Asset Value Per Share	$43.90

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Small-Cap Equity Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends	18,941
Interest[1]	7
Securities Lending—Net	527
Total Income	19,475
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,077
Management and Administrative	2,511
Marketing and Distribution	105
Custodian Fees	15
Auditing Fees	32
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	3,764
Net Investment Income	15,711
Realized Net Gain (Loss)
Investment Securities Sold[1]	310,338
Futures Contracts	3,172
Realized Net Gain (Loss)	313,510
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	228,398
Futures Contracts	(107)
Change in Unrealized Appreciation (Depreciation)	228,291
Net Increase (Decrease) in Net Assets Resulting from Operations	557,512
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,000, $2,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Small-Cap Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,711	16,041
Realized Net Gain (Loss)	313,510	(45,372)
Change in Unrealized Appreciation (Depreciation)	228,291	(52,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	557,512	(82,000)
Distributions
Total Distributions	(15,307)	(58,643)
Capital Share Transactions
Issued	616,207	213,872
Issued in Lieu of Cash Distributions	13,795	53,758
Redeemed	(581,418)	(493,499)
Net Increase (Decrease) from Capital Share Transactions	48,584	(225,869)
Total Increase (Decrease)	590,789	(366,512)
Net Assets
Beginning of Period	1,028,573	1,395,085
End of Period	1,619,362	1,028,573

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Small-Cap Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$28.48	$31.41	$40.21	$36.99	$31.45
Investment Operations
Net Investment Income[1]	.435	.392	.393	.373	.462
Net Realized and Unrealized Gain (Loss) on Investments	15.424	(1.955)	(5.888)	5.294	5.545
Total from Investment Operations	15.859	(1.563)	(5.495)	5.667	6.007
Distributions
Dividends from Net Investment Income	(.439)	(.393)	(.378)	(.394)	(.467)
Distributions from Realized Capital Gains	—	(.974)	(2.927)	(2.053)	—
Total Distributions	(.439)	(1.367)	(3.305)	(2.447)	(.467)
Net Asset Value, End of Period	$43.90	$28.48	$31.41	$40.21	$36.99
Total Return[2]	56.05%	-5.55%	-12.91%	16.13%	19.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,619	$1,029	$1,395	$1,917	$1,673
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.08%	1.35%	1.22%	0.99%	1.34%
Portfolio Turnover Rate	76%	66%	67%	88%	91%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Strategic Small-Cap Equity Fund
Notes to Financial Statements
Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
19

Strategic Small-Cap Equity Fund
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
20

Strategic Small-Cap Equity Fund
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $55,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2021, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
21

Strategic Small-Cap Equity Fund
permanent differences primarily attributable to the accounting for passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	26,763
Total Distributable Earnings (Loss)	(26,763)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	52,114
Undistributed Long-Term Gains	189,873
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	252,698
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	15,307	16,850
Long-Term Capital Gains	—	41,793
Total	15,307	58,643
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,372,226
Gross Unrealized Appreciation	347,239
Gross Unrealized Depreciation	(94,541)
Net Unrealized Appreciation (Depreciation)	252,698
E.	During the year ended September 30, 2021, the fund purchased $1,121,462,000 of investment securities and sold $1,073,544,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of
22

Strategic Small-Cap Equity Fund
trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $1,487,000 and sales were $7,908,000, resulting in net realized gain of $4,458,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2021 Shares (000)	2020 Shares (000)

Issued	14,866	7,704
Issued in Lieu of Cash Distributions	389	1,637
Redeemed	(14,491)	(17,640)
Net Increase (Decrease) in Shares Outstanding	764	(8,299)
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Special 2021 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $20,584,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $13,380,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $1,927,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 24.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6150 112021

Annual Report  |  September 30, 2021
Vanguard International Core Stock Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard International Core Stock Fund returned 28.44% for Investor Shares and 28.47% for Admiral Shares for the year ended September 30, 2021. The fund outperformed its benchmark, the MSCI All Country World Index ex USA, which returned 23.92%.
•	The global economy rebounded faster than many had expected after the pandemic-induced contraction in the spring of 2020. Countries that have been more successful in containing the virus have generally fared better economically. Swift and extensive fiscal and monetary support from policymakers has also been key to the rebound.
•	The fund’s benchmark-relative performance was driven primarily by the communication services and consumer discretionary sectors. Among regions, Europe, which constituted more than 40 percent of the fund, contributed most to relative performance, followed by emerging markets.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	16.43%	17.11%
Russell 2000 Index (Small-caps)	47.68	10.54	13.45
Russell 3000 Index (Broad U.S. market)	31.88	16.00	16.85
FTSE All-World ex US Index (International)	24.73	8.49	9.28
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.90%	5.36%	2.94%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.63	5.06	3.26
FTSE Three-Month U.S. Treasury Bill Index	0.06	1.14	1.13
CPI
Consumer Price Index	5.39%	2.81%	2.59%
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Advisor’s Report
Vanguard International Core Stock Fund returned 28.47% for Admiral Shares and 28.44% for Investor Shares for the 12 months ended September 30, 2021. It outperformed the 23.92% return of its benchmark, the MSCI All Country World ex USA Index.
The investment environment
International equities rose 23.92% (in U.S. dollar terms), as measured by the fund’s benchmark, for the 12 months ended September 30. In the fourth quarter of 2020, markets rebounded sharply after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. The European Central Bank expanded its massive monetary stimulus program by €500 billion, as new lockdown measures weighed on the euro zone’s economic recovery. The European Union (E.U.) and China reached an agreement in principle on an investment treaty designed to open up opportunities for European companies in the Chinese market.
In the first quarter of 2021, markets continued to advance amid the global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply chain disruptions throughout the global economy fueled expectations for higher inflation. The European Parliament approved the Recovery and Resilience Facility, which provided €672.5 billion in grants and loans to help E.U. countries alleviate the pandemic’s social and economic effects.
International equities continued to rise in the second quarter. Markets were bolstered by an improvement in global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. Higher inflation expectations prompted some central banks to raise interest rates or consider tighter monetary policy.
By the third quarter, the global decline in COVID-19 cases came to a halt as the rapid spread of the highly infectious Delta variant disrupted plans to lift lockdowns in many countries. International equities declined as markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled the shares of Chinese technology stocks, sparking fears of more regulations for private companies across industries.
The fund’s successes and shortfalls
The fund’s performance was driven primarily by stronger stock selection in the communication services, consumer

2

discretionary, and utilities sectors relative to its benchmark, while selection in energy, health care, and real estate detracted. Sector allocation, a residual of our bottom-up stock selection process, detracted from relative results. Our underweights to information technology and energy and overweights to utilities and real estate hurt overall performance the most. This was partially offset by underweights to consumer staples and consumer discretionary.
At the issuer level, the most significant relative contributors for the 12 months included overweight positions in Tencent Music Entertainment and China Longyuan Power. Tencent Music is a Chinese developer of music streaming services. Shares rose at the end of 2020 and into the first quarter of 2021. The company benefited from several positive announcements during the holding period, including its acquisition of Lazy Audio, a streaming platform for audiobooks, and the shutdown of Alibaba’s competing music app, Xiami. We subsequently eliminated the position from the portfolio because the stock had reached our target price.
China Longyuan Power is the largest renewable power producer in China. Shares rose over the fiscal year after the company announced earnings for the first half of 2021 that beat consensus expectations, with net profit up 38% year over year compared with the 15% that was expected. Increasing revenues from wind power and tariffs drove results. The company benefits from China’s shift toward decarbonization and is likely to double its renewable energy capacity organically over the next five years, while also disposing of its coal asset stake within the next three years.
Overweight positions in Barrick Gold and Ono Pharmaceutical were among the top detractors relative to the benchmark. Barrick Gold is a gold and copper mining company based in Canada. Shares ended the period lower; although second-quarter earnings beat estimates, revenue came in below consensus forecasts. The stock was further pressured by volatility in gold prices, led by fears of U.S. Federal Reserve tightening and uncertainties surrounding the Delta variant. We continue to hold the position given the company’s impressive management team and the strength of Barrick’s global portfolio of assets. Further, we view the position as a countercyclical balance relative to the rest of the portfolio’s materials holdings. Barrick is also experiencing positive environmental, social, and governance (ESG) momentum given the CEO’s strong track record of operating in challenging regions, in part because of superior management of ESG issues.
Shares of Ono Pharmaceutical, one of Japan’s largest pharmaceutical companies, declined as fiscal year 2021 profit guidance came in below expectations. Management forecasted lower Opdivo sales and competition in the market, as well as an increase in research, development, and administrative expenses for two large new product
3

launches this year. We held our position given the strength of Ono’s early pipeline assets and our belief that governance improvements will likely improve shareholder returns.
Investment philosophy and process
We believe that generating alpha over the long run requires a multidisciplinary approach that is flexible, opportunistic, and not beholden to a single framework to define our investable universe. Maintaining a broad mosaic of inputs from experts across the firm can provide greater confidence in our investment decision-making and increase the odds of success. We believe a thoughtful and prudent approach to risk management can help reduce the severity of performance drawdowns and avoid compounding mistakes.
We seek to identify the best investment ideas from multiple pools of alpha across Wellington’s platform, and we do this by deliberately assembling a team of investment professionals from multiple disciplines and regions. This approach provides diversity to our discussions, helps build necessary conviction, and improves our decision-making.
Each decision we make in the portfolio is supported by multiple pillars of conviction and ballasted by a portfolio construction process that seeks to minimize large concentrations of risk. This ensures that the majority of portfolio risk and relative returns are driven by stock-specific factors. Over time, we believe this process leads to higher-quality and more consistent risk-adjusted investment outcomes.
Although collective support across our process inputs is required for an idea to move forward in the portfolio, the initial source of an idea can come from any of the primary sources of conviction. Each week, our team will discuss and debate ideas surfaced by our quantitative model, upgrades or downgrades by our global industry analysts, and buys/sells implemented across global or regional portfolios. Additionally, our ESG team not only helps us engage with management teams but also brings investment ideas directly to us for consideration. These are all rich sources of potential alpha for the portfolio. By maintaining a broad mosaic of research inputs that feed into a robust filtering process to help us focus our research efforts, we can ensure that the portfolio always reflects the best ideas from across our international opportunity set.
By following this multidisciplinary process, we seek to build a portfolio of 70 to 100 stocks based on a balanced consideration of risk relative to our underlying universe. We use risk-weighted position sizing as well as our quantitative risk engine to determine and adjust position sizes across the portfolio. We carefully manage the risk profile of the portfolio to limit risk factors that could impact the approach, and we view the highly risk-aware nature of the approach as essential to accomplishing outperformance.
4

Kenneth L. Abrams
Senior Managing Director and
Equity Portfolio Manager
F. Halsey Morris, CFA
Senior Managing Director and
Global Industry Analyst
Wellington Management Company llp
October 18, 2021
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2021
	Beginning Account Value 3/31/2021	Ending Account Value 9/30/2021	Expenses Paid During Period
Based on Actual Fund Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,024.60	$2.28
Admiral™ Shares	1,000.00	1,025.40	1.78
Based on Hypothetical 5% Yearly Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,022.81	$2.28
Admiral Shares	1,000.00	1,023.31	1.78
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

International Core Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended September 30, 2021
	One Year	Since Inception (10/16/2019)	Final Value of a $10,000 Investment
International Core Stock Fund Investor Shares	28.44%	13.19%	$12,742
MSCI All Country World Index ex USA	23.92	12.41	12,571
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (10/16/2019)	Final Value of a $50,000 Investment
International Core Stock Fund Admiral Shares	28.47%	13.29%	$63,827
MSCI All Country World Index ex USA	23.92	12.41	62,855
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

International Core Stock Fund
Fund Allocation
As of September 30, 2021

Japan	16.0%
France	10.6
United Kingdom	8.3
China	8.3
Switzerland	6.5
Germany	6.4
Canada	5.6
South Korea	5.3
Taiwan	5.2
Netherlands	3.8
Australia	3.1
Sweden	2.3
India	2.2
Spain	2.0
Austria	1.8
Thailand	1.6
Mexico	1.6
Ireland	1.3
Norway	1.2
Hong Kong	1.2
Finland	1.1
South Africa	1.1
Other	3.5
The table reflects the fund’s investments, except for short-term investments.
9

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Australia (3.1%)
	Australia & New Zealand Banking Group Ltd.	349,514	7,019
	BHP Group plc	235,564	5,935
	Brambles Ltd.	465,857	3,582
			16,536
Austria (1.8%)
	Erste Group Bank AG	114,546	5,029
*,1	BAWAG Group AG	70,784	4,480
			9,509
Canada (5.6%)
	Royal Bank of Canada	93,793	9,333
	Brookfield Asset Management Inc. Class A	148,319	7,948
	Barrick Gold Corp.	404,846	7,310
	Intact Financial Corp.	39,980	5,286
			29,877
China (8.1%)
	China Merchants Bank Co. Ltd. Class H	896,500	7,134
	ENN Energy Holdings Ltd.	411,500	6,787
	China Longyuan Power Group Corp. Ltd. Class H	2,759,000	6,770
	Tencent Holdings Ltd.	111,100	6,633
	Midea Group Co. Ltd. Class A	616,700	6,631
[1]	CSC Financial Co. Ltd. Class H	4,486,500	5,014
	Zhongsheng Group Holdings Ltd.	591,789	4,744
			43,713
Finland (1.1%)
*	Nokia OYJ	1,098,617	6,059
France (10.5%)
	TotalEnergies SE	230,026	10,995
*	Airbus SE	79,333	10,518
	Credit Agricole SA	559,614	7,692
	AXA SA	275,271	7,629
	Pernod Ricard SA	29,350	6,470
		Shares	Market Value• ($000)
	Bureau Veritas SA	173,215	5,345
	Capgemini SE	23,600	4,894
	Edenred	50,710	2,730
			56,273
Germany (6.3%)
	Siemens AG (Registered)	47,675	7,797
	Brenntag SE	69,279	6,436
	Volkswagen AG Preference Shares	28,199	6,286
	Wacker Chemie AG	28,080	5,223
*	Commerzbank AG	701,793	4,648
	United Internet AG (Registered)	87,602	3,389
			33,779
Greece (0.7%)
	Hellenic Telecommunications Organization SA	188,840	3,545
Hong Kong (1.1%)
	Sun Hung Kai Properties Ltd.	488,000	6,093
India (2.2%)
	Power Grid Corp. of India Ltd.	2,011,650	5,129
	Mahindra & Mahindra Ltd.	359,453	3,871
*	Axis Bank Ltd.	263,975	2,706
			11,706
Ireland (1.3%)
	Smurfit Kappa Group plc	130,754	6,884
Italy (0.9%)
	Enel SpA	635,689	4,879
Japan (15.8%)
	KDDI Corp.	276,600	9,107
	Mitsui Fudosan Co. Ltd.	335,100	7,960
	Fujitsu Ltd.	43,700	7,897
	Seven & i Holdings Co. Ltd.	172,900	7,871
	Mitsubishi UFJ Financial Group Inc.	1,290,500	7,629
	Tokio Marine Holdings Inc.	118,400	6,347
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International Core Stock Fund
		Shares	Market Value• ($000)
	Isuzu Motors Ltd.	479,500	6,239
	ITOCHU Corp.	213,600	6,221
	Yamaha Motor Co. Ltd.	210,500	5,860
	T&D Holdings Inc.	398,400	5,465
	Astellas Pharma Inc.	304,600	5,014
	Ono Pharmaceutical Co. Ltd.	204,800	4,670
	ORIX Corp.	238,900	4,470
			84,750
Mexico (1.6%)
	Wal-Mart de Mexico SAB de CV	2,543,500	8,642
Netherlands (3.7%)
	Royal Dutch Shell plc Class A	501,034	11,142
	Koninklijke Philips NV	122,137	5,426
*	AerCap Holdings NV	59,533	3,442
			20,010
Norway (1.2%)
	Norsk Hydro ASA	863,121	6,442
Other (1.1%)
[2]	Vanguard FTSE Developed Markets ETF	112,979	5,704
Russia (0.8%)
	Sberbank of Russia PJSC ADR	229,700	4,282
South Africa (1.0%)
	Anglo American plc	160,091	5,611
South Korea (5.2%)
	Samsung Electronics Co. Ltd.	226,381	14,035
	SK Telecom Co. Ltd.	27,723	7,530
	KB Financial Group Inc.	134,521	6,256
			27,821
Spain (2.0%)
	Industria de Diseno Textil SA	171,845	6,323
	Acciona SA	26,286	4,370
			10,693
Sweden (2.2%)
	Alfa Laval AB	183,752	6,854
	Volvo AB Class B	230,305	5,142
			11,996
Switzerland (6.4%)
	Nestle SA (Registered)	115,726	13,944
	Roche Holding AG	25,677	9,371
	Novartis AG (Registered)	104,793	8,593
	PSP Swiss Property AG (Registered)	19,227	2,317
			34,225
	Shares	Market Value• ($000)
Taiwan (5.2%)
Taiwan Semiconductor Manufacturing Co. Ltd.	779,000	16,111
Hon Hai Precision Industry Co. Ltd.	2,028,309	7,571
Uni-President Enterprises Corp.	1,663,000	4,063
		27,745
Thailand (1.6%)
Kasikornbank PCL (Foreign)	1,415,800	5,516
Thai Beverage PCL	6,573,100	3,157
		8,673
United Kingdom (8.1%)
AstraZeneca plc	80,031	9,645
WPP plc	572,576	7,671
Standard Chartered plc	1,255,276	7,338
* Compass Group plc	356,686	7,295
Next plc	49,626	5,459
B&M European Value Retail SA	447,034	3,547
Hikma Pharmaceuticals plc	84,544	2,781
		43,736
Total Common Stocks (Cost $495,397)		529,183
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[3] Vanguard Market Liquidity Fund, 0.068% (Cost $5,419)	54,188	5,419
Total Investments (99.6%) (Cost $500,816)		534,602
Other Assets and Liabilities—Net (0.4%)		2,122
Net Assets (100%)		536,724
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, the aggregate value was $9,494,000, representing 1.8% of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
11

International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $490,555)	523,479
Affiliated Issuers (Cost $10,261)	11,123
Total Investments in Securities	534,602
Investment in Vanguard	18
Foreign Currency, at Value (Cost $219)	218
Receivables for Investment Securities Sold	14,019
Receivables for Accrued Income	2,226
Receivables for Capital Shares Issued	633
Total Assets	551,716
Liabilities
Due to Custodian	10,863
Payables for Investment Securities Purchased	3,237
Payables for Capital Shares Redeemed	432
Payables to Investment Advisor	255
Payables to Vanguard	41
Deferred Foreign Capital Gains Taxes	164
Total Liabilities	14,992
Net Assets	536,724
12

International Core Stock Fund
Statement of Assets and Liabilities (continued)
At September 30, 2021, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	486,376
Total Distributable Earnings (Loss)	50,348
Net Assets	536,724

Investor Shares—Net Assets
Applicable to 5,628,320 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	70,350
Net Asset Value Per Share—Investor Shares	$12.50

Admiral Shares—Net Assets
Applicable to 18,638,949 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	466,374
Net Asset Value Per Share—Admiral Shares	$25.02
See accompanying Notes, which are an integral part of the Financial Statements.
13

International Core Stock Fund
Statement of Operations

Year Ended September 30, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	11,614
Dividends—Affiliated Issuers	289
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	6
Securities Lending—Net	51
Total Income	11,960
Expenses
Investment Advisory Fees—Note B
Basic Fee	690
Performance Adjustment	17
The Vanguard Group—Note C
Management and Administrative—Investor Shares	140
Management and Administrative—Admiral Shares	475
Marketing and Distribution—Investor Shares	5
Marketing and Distribution—Admiral Shares	14
Custodian Fees	31
Auditing Fees	40
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	—
Total Expenses	1,419
Net Investment Income	10,541
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	15,958
Investment Securities Sold—Affiliated Issuers	684
Foreign Currencies	(109)
Realized Net Gain (Loss)	16,533
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	32,911
Investment Securities—Affiliated Issuers	933
Foreign Currencies	(19)
Change in Unrealized Appreciation (Depreciation)	33,825
Net Increase (Decrease) in Net Assets Resulting from Operations	60,899
1	Dividends are net of foreign withholding taxes of $1,366,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $161,000.
See accompanying Notes, which are an integral part of the Financial Statements.
14

International Core Stock Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2021	October 1, 2019[1] to September 30, 2020
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,541	3,610
Realized Net Gain (Loss)	16,533	(7,864)
Change in Unrealized Appreciation (Depreciation)	33,825	(215)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,899	(4,469)
Distributions
Investor Shares	(814)	(42)
Admiral Shares	(3,445)	(160)
Total Distributions	(4,259)	(202)
Capital Share Transactions
Investor Shares	20,492	40,253
Admiral Shares	271,650	152,360
Net Increase (Decrease) from Capital Share Transactions	292,142	192,613
Total Increase (Decrease)	348,782	187,942
Net Assets
Beginning of Period	187,942	—
End of Period	536,724	187,942
1	Commencement of subscription period for the fund.
See accompanying Notes, which are an integral part of the Financial Statements.
15

International Core Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2021	October 1, 2019[1] to September 30, 2020

Net Asset Value, Beginning of Period	$9.91	$10.00
Investment Operations
Net Investment Income[2]	.307	.190
Net Realized and Unrealized Gain (Loss) on Investments	2.490	(.269)
Total from Investment Operations	2.797	(.079)
Distributions
Dividends from Net Investment Income	(.207)	(.011)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.207)	(.011)
Net Asset Value, End of Period	$12.50	$9.91
Total Return[3]	28.44%	-0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70	$39
Ratio of Total Expenses to Average Net Assets[4]	0.45%	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.04%[5]
Portfolio Turnover Rate	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
16

International Core Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2021	October 1, 2019[1] to September 30, 2020

Net Asset Value, Beginning of Period	$19.85	$20.00
Investment Operations
Net Investment Income[2]	.684	.401
Net Realized and Unrealized Gain (Loss) on Investments	4.921	(.527)
Total from Investment Operations	5.605	(.126)
Distributions
Dividends from Net Investment Income	(.435)	(.024)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.435)	(.024)
Net Asset Value, End of Period	$25.02	$19.85
Total Return[3]	28.47%	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$466	$149
Ratio of Total Expenses to Average Net Assets[4]	0.35%	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.78%	2.15%[5]
Portfolio Turnover Rate	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	Annualized.
6	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.
See accompanying Notes, which are an integral part of the Financial Statements.
17

International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
18

International Core Stock Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
19

International Core Stock Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI All Country World Index ex USA since December 31, 2019. For the year ended September 30, 2021, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $17,000 (0.00%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2021, the fund had contributed to Vanguard capital in the amount of $18,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
20

International Core Stock Fund
The following table summarizes the market value of the fund’s investments as of September 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	38,519	—	—	38,519
Common Stocks—Other	9,146	481,518	—	490,664
Temporary Cash Investments	5,419	—	—	5,419
Total	53,084	481,518	—	534,602
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,623
Total Distributable Earnings (Loss)	(1,623)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,212
Undistributed Long-Term Gains	8,335
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	32,801
21

International Core Stock Fund
The tax character of distributions paid was as follows:
	Year Ended September 30, 2021	Period Ended September 30, 2020
	Amount ($000)	Amount ($000)
Ordinary Income*	4,259	202
Long-Term Capital Gains	—	—
Total	4,259	202
*	Includes short-term capital gains, if any.
As of September 30, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	501,626
Gross Unrealized Appreciation	52,314
Gross Unrealized Depreciation	(19,338)
Net Unrealized Appreciation (Depreciation)	32,976
F.  During the year ended September 30, 2021, the fund purchased $621,755,000 of investment securities and sold $326,518,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor(s) or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2021, such purchases were $62,000 and sales were $141,000, resulting in net realized loss of $12,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended September 30, 2021		October 1, 2019[1] to September 30, 2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	54,340	4,457	72,867	7,360
Issued in Lieu of Cash Distributions	679	60	34	3
Redeemed	(34,527)	(2,855)	(32,648)	(3,397)
Net Increase (Decrease)—Investor Shares	20,492	1,662	40,253	3,966
22

International Core Stock Fund
	Year Ended September 30, 2021		October 1, 2019[1] to September 30, 2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	370,262	15,194	240,263	12,188
Issued in Lieu of Cash Distributions	2,621	116	125	6
Redeemed	(101,233)	(4,160)	(88,028)	(4,705)
Net Increase (Decrease)—Admiral Shares	271,650	11,150	152,360	7,489
1	Commencement of subscription period for the fund.
At September 30, 2021, one shareholder was the record or beneficial owner of 32% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2021 Market Value ($000)
Vanguard FTSE Developed Markets ETF	2,479	95,236	93,627	683	933	289	—	5,704
Vanguard Market Liquidity Fund	6,027	NA1	NA1	1	—	6	—	5,419
Total	8,506	95,236	93,627	684	933	295	—	11,123
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2021, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2021, and the related statement of operations for the year ended September 30, 2021 and the statement of changes in net assets and the financial highlights for the year ended September 30, 2021 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year ended September 30, 2021, and the changes in its net assets and the financial highlights for the year ended September 30, 2021 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 19, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Special 2021 tax information (unaudited) for Vanguard International Core Stock Fund
This information for the fiscal year ended September 30, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $732,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund distributed $3,258,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $13,003,000 and foreign taxes paid of $986,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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Q24040 112021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2021: $176,000
Fiscal Year Ended September 30, 2020: $150,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2021: $11,244,694
Fiscal Year Ended September 30, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended September 30, 2021: $2,955,181
Fiscal Year Ended September 30, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2021: $2,047,574
Fiscal Year Ended September 30, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2021: $280,000
Fiscal Year Ended September 30, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2021: $2,327,574
Fiscal Year Ended September 30, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard Capital Opportunity Fund, Vanguard Strategic Equity Fund, Vanguard Strategic Small-Cap Equity Fund, and Vanguard Global Equity Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 19, 2021

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 19, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.